                               Dated August, 2000
                     (1) THE MEMBERS OF THE ELECTRICITY POOL
                              OF ENGLAND AND WALES
                               (2) ELEXON LIMITED
                     _______________________________________
                                  TRANSFER DEED
                                   relating to
                         the transfer of certain assets
                          and liabilities of members of
                              The Electricity Pool
                              of England and Wales

CONTENTS
Clause Page
1. DEFINITIONS AND INTERPRETATION .........................................    1
1.1 Definitions ...........................................................    1
1.2 Interpretation ........................................................    9
2. TRANSFER OF POOL ASSETS AND LIABILITIES ................................   10
2.1 Transfer of Pool Assets ...............................................   10
2.2 Transfer of Transferred Liabilities ...................................   11
2.3 Title and risk ........................................................   11
3. EXCLUDED ASSETS ........................................................   11
4. THE PROPERTY ...........................................................   12
5. LSID DISPUTES ..........................................................   12
6. CONSIDERATION ..........................................................   12
6.1 Consideration amount ..................................................   12
6.2 Apportionment of consideration ........................................   12
6.3 Payment of Consideration ..............................................   13
6.4 Apportionment as between Pool Members .................................   14
7. VALUE ADDED TAX ........................................................   14
7.1 Consideration exclusive of VAT ........................................   14
7.2 VAT invoices ..........................................................   14
8. COMPLETION ARRANGEMENTS ................................................   15
8.1 Time and place ........................................................   15
8.2 Transferor's obligations ..............................................   15
8.3 Transferee's obligations ..............................................   15
8.4 No partial Completion .................................................   15
8.5 Failure to complete ...................................................   15
9. TRANSFER OF CONTRACTS ..................................................   16

9.1 Assigned Contracts not requiring third party consent ..................   16
9.2 Assigned Contracts requiring third party consent ......................   16
9.3 Novated Contracts .....................................................   16
9.4 Performance by Transferor of Residual Contracts after Completion . 16
9.5 Performance by Transferee of Residual Contracts after Completion ......   17
9.6 Benefit of Contracts ..................................................   17
9.7 Restriction on dealings with Residual, Poolit and Poolserco
Contracts .................................................................   19
9.8 Indemnity by the Transferee ...........................................   19
9.9 Poolit Contracts ......................................................   19
9.10 Poolserco Contracts ..................................................   20
10. TRANSFERRED LIABILITIES ...............................................   20
11. EMPLOYEES .............................................................   20
11.1 Transfer of Employees under the Employment Regulations ...............   20
11.2 Confirmation to Employees following Completion .......................   20
11.3 Transferee to be responsible for all employment costs ................   20
11.4 Pensions .............................................................   21
12. PROVISION AND USE OF INFORMATION ......................................   21
12.1 Retained information .................................................   21
12.2 Information subject to confidence ....................................   21
12.3 Licence back .........................................................   21
12.4 Pool Intellectual Property assignment ................................   22
13. SCOTTISH SETTLEMENTS ..................................................   22
14. WARRANTIES ............................................................   22
14.1 No warranties ........................................................   22
14.2 Exclusion of warranties ..............................................   23
15. LIMITATION OF LIABILITY ...............................................   23
15.1 Indirect and consequential losses ....................................   23
15.2 Reasonableness of limitation .........................................   23

16. ANNOUNCEMENTS .........................................................   24
16.1 No announcements .....................................................   24
16.2 Permitted announcements ..............................................   24
16.3 No time limit ........................................................   24
17. CONFIDENTIALITY .......................................................   24
17.1 Confidential Information .............................................   24
17.2 Exceptions ...........................................................   24
17.3 No time limit ........................................................   25
18. COSTS .................................................................   25
18.1 Costs and expenses ...................................................   25
18.2 Stamp duty ...........................................................   25
19. INTEREST ..............................................................   26
20. NO ASSIGNMENT .........................................................   26
21. REMEDIES AND WAIVERS ..................................................   26
21.1 No waiver or discharge ...............................................   26
21.2 Effect of failure or delay ...........................................   26
22. EFFECT OF COMPLETION ..................................................   26
23. FURTHER ASSURANCE .....................................................   26
24. ACTIONS BY THE TRANSFEROR .............................................   27
25. POWER OF ATTORNEY .....................................................   27
25.1 Appointment ..........................................................   27
25.2 Ratification .........................................................   28
26. ENTIRE AGREEMENT ......................................................   28
26.1 Entire agreement .....................................................   28
26.2 Pre-Contractual Statements ...........................................   28
26.3 Variations ...........................................................   28
27. COUNTERPARTS ..........................................................   28

27.1 Number and effectiveness of counterparts .............................   28
27.2 One instrument .......................................................   28
28. NOTICES ...............................................................   28
28.1 Manner of service of notices .........................................   28
28.2 Deemed service of notices ............................................   29
29. CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999 ..........................   29
30. LAW ...................................................................   29
31. JURISDICTION ..........................................................   29
31.1 Submission to jurisdiction ...........................................   29
31.2 Waiver ...............................................................   29
31.3 Agent for service of process .........................................   30
SCHEDULE 1 Pool Members and Pool Companies ................................   31
Part 1 Details of Pool Members ............................................   31
Part 2 Details of Poolit and Poolserco ....................................   43
SCHEDULE 2 Completion Arrangements ........................................   45
Part 1 Transferor's obligations at Completion .............................   45
Part 2 Transferee's obligations at Completion .............................   46
SCHEDULE 3 Retained Liabilities ...........................................   47
SCHEDULE 4 Property .......................................................   48
SCHEDULE 5 Contracts ......................................................   49
Part 1 Assigned Contracts .................................................   49
Part 2 Novated Contracts ..................................................   50
Part 3 Poolit Contracts ...................................................   52
Part 4 Poolserco Contracts ................................................   53

Part 5 Retained Contracts .................................................   57
SCHEDULE 6 Excepted Information ...........................................   58
THE ANNEX Physical Assets .................................................   83

THIS DEED is made on August, 2000 BETWEEN:

(1) THE MEMBERS OF THE ELECTRICITY POOL OF ENGLAND AND WALES in their capacities as such and hereinafter each defined as a "Pool Member", being at the date of this Deed all of the members of the Pool and whose names, registered numbers and registered or principal offices are set out in Part 1 of Schedule 1; and (2) ELEXON LIMITED (the "Transferee" which was formerly called BSCC Limited) a company incorporated in England and Wales (registered number 3782949) whose registered office is at Third Floor, 15 Marylebone Road, London NW1 5JD.

WHEREAS:

(A) The Transferee is a wholly-owned subsidiary of NGC.

(B) The Secretary of State has exercised the power granted to him under Section 15A of the Act to modify licence conditions in order to introduce new electricity trading arrangements in England and Wales.

(C) The Secretary of State has designated the BSC for the purposes of Condition 7A of the transmission licence granted to NGC under the Act.

(D) By a programme implementation scheme designated by the Secretary of State pursuant to a condition in the licence of each Pool Member licensed under the Act (the "Implementation Scheme"), each such Pool Member is obliged to enter into and comply with this Deed which provides (amongst other things) for the transfer of certain assets and liabilities from the Transferor to the Transferee.

NOW IT IS HEREBY AGREED as follows:
1. DEFINITIONS AND INTERPRETATION
1.1 Definitions
In this Deed (including the Recitals):
"Act" means the Electricity Act 1989;
"Assigned Contract" means any Residual Contract which is not a Novated Contract including, without limitation, those listed in Part 1 of Schedule 5;

"Base Rate" in relation to interest accruing in respect of any day, means the base rate of Barclays Bank plc prevailing at the close of business on that day;

"BSC" means the document designated by the Secretary of State and adopted by NGC as the Balancing and Settlement Code pursuant to Condition 7A of the transmission licence granted to NGC under the Act;

"BSC Panel" means the panel established and constituted under and in accordance with Section B of the BSC;

"Claims" means all claims and rights to claim which the Transferor has:

(A) under any warranty, guarantee, indemnity, representation or assurance express or implied given by any third party; or

(B) under any policy of insurance taken out by the Transferor; or

(C) otherwise by law, in any such case in relation to any of the Pool Assets (other than the Claims themselves) except, for the avoidance of doubt, any claim or right which the Transferor or any Pool Member may have at any time:

(i) in relation to or arising out of any LSID Dispute or the LSID; or

(ii) against EPFAL under or pursuant to any agreement, document or arrangement referred to in paragraph 6.1.8 of Schedule 31 to the PSA and for that purpose approved by the Executive Committee; or

(iii) against any or, as the case may be, any other Pool Member, whether:

(a) in respect of Security Cover (as defined in the PSA) or the liabilities secured thereby; or

(b) in respect of electricity sales and purchases made under or pursuant to the PSA, or otherwise howsoever under or pursuant to the PSA (including, without limitation, in respect of or arising from any breach of the PSA or any failure to meet standards of performance set out under or required pursuant to the PSA); or

(iv) against the Transferee or any of its agents, advisers, officers or employees;"Completion" means completion of the obligations of the parties required by Clause 8 and Schedule 2;

"Completion Date" means the date of this Deed;

"Consideration" means the consideration for the Pool Assets referred to in Clause 6.1;

"EASL" means Electricity Association Services Limited (registered number 2366837);

"Employees" means those individuals employed by EASL and details of whom have been supplied to the Transferee before the date of this Deed;

"Employment Regulations" means the Transfer of Undertakings (Protection of Employment) Regulations 1981;

"Encumbrance" includes any mortgage, charge, pledge, hypothecation, lien, assignment by way of security, title retention, option, right to acquire, right of pre-emption, right of set off, counterclaim, trust arrangement or other security, preferential right or agreement to confer security, or any equity or restriction;

"EPFAL" means Energy Pool Funds Administration Limited (registered number 2444187);

"Excluded Assets" means the assets and rights referred to in Clause 3 as being excluded from the sale and transfer pursuant to this Deed; "Executive Committee" has the meaning given to that term in the PSA; "Go-live Date" means the date designated by the Secretary of State for the start of trading under the BSC; "Implementation Scheme" has the meaning given to that term in Recital (D);

"Information" means all information, know-how and techniques which have been reduced to writing or any other tangible medium and includes, without limitation:

(A) testing and operating processes and techniques, formulations, formulae, designs, specifications, drawings, data, reports, manuals and instructions; and

(B) operational, management, employee, administrative and financial information, in any such case owned by the Transferor and used by the Transferor in Pool Operations except for:

(i) any information, know-how or technique listed or described in Schedule 6;
and

(ii) any information, know-how or technique (other than any information, know-how or technique that relates to the LSID or any LSID Dispute) in respect of which the Transferor or any Pool Member (or, in either case, any person acting on its behalf) is bound by an obligation of confidence which would be breached by a transfer of that information, know-how or technique as required by Clause 2;

"Intellectual Property" means patents, trade marks, service marks, trade names, design rights, semiconductor topography rights, database rights, copyrights (including rights in computer software), in any such case whether registered or unregistered and including applications for the registration of any of the foregoing and all rights or forms of protection having equivalent or similar effect to any of the foregoing which may subsist anywhere in the world;

"Interest Rate" in relation to interest accruing in respect of any day, means a rate that is three per cent. per annum above the Base Rate for that day;

"Liabilities" means all past, present, future, actual and contingent liabilities and obligations owed or owing at any time by the Transferor or (in the case of paragraph (A) or (B) below) any Pool Member: (A) under or in connection with the Poolit Contracts, the Poolserco Contracts and the Residual Contracts or any of them; or

(B) arising out of any claim that the transfer to the Transferee or the use and enjoyment by the Transferee of the Pool IPRs constitutes an infringement or unauthorised use of rights in Intellectual Property, rights in confidential information or other rights of any person; or

(C) under or in respect of any litigation or arbitration proceeding to which at any time the Transferor is or has been a party and details of which have been disclosed to the Transferee before the date of this Deed; or

(D) in connection with Pool Operations; except for any liabilities or obligations which the Transferor or any Pool Member may have at any time have against any or, as the case may be, any other Pool Member, whether:

(i) in respect of Security Cover (as defined in the PSA) or the liabilities secured thereby; or

(ii) in respect of electricity sales and purchases made under or pursuant to the PSA, or otherwise under or pursuant to the PSA (including, without limitation, in respect of or arising from any breach of the PSA or any failure to meet standards of performance set out under or required pursuant to the PSA);

"London Stock Exchange" means the London Stock Exchange plc; "LSID" means the Liability Sharing and Indemnity Deed dated on or about the date of this Deed and made between the Transferee and the Contributors and Initial Indemnified Dispute Parties named therein which, amongst other things, regulates how conduct of and liability in relation to LSID Disputes will be managed or borne, as the case may be;

"LSID Dispute" means any dispute or difference which at any time falls to be treated as a Dispute under and for the purposes of the LSID;

"NGC" means The National Grid Company plc (registered number 2366977);

"Novated Contract" means any Residual Contract listed in Part 2 of Schedule 5;

"OFGEM" means the Gas and Electricity Markets Authority;

"Physical Assets" means the fixed assets, office equipment and computer equipment owned or leased by the Transferor as listed in the Annex;

"Pool" means the Electricity Pool of England and Wales as constituted by and as it operates under the PSA;

"Pool Assets" means the assets to be transferred under this Deed as described in Clause 2.1;

"Pool Chairman" has the meaning given to that term in the PSA;

"Pool Intellectual Property" means all the Intellectual Property owned by the Transferor and used by the Transferor in Pool Operations;

"Pool Intellectual Property Agreements" means all agreements under which:

(A) the Transferor has the right to use any information or Intellectual Property and where that information or Intellectual Property is used exclusively in the Pool Operations; or

(B) any third party has the right to use any Information or Pool
Intellectual Property;

"Pool IPRs" means the Pool Intellectual Property, the
Information, the Records and the benefit to the Transferor of the Pool Intellectual Property Agreements;

"Pool Operations" means the activities and operations carried on under the PSA by or on behalf of Pool Members collectively (or any class of Pool Members collectively) for the purposes of or by way of operation of the Pool or implementation of the PSA, including activities and operations carried on:

(A) by the Pool Members in general meeting or separate class meeting; or

(B) by the Executive Committee; or

(C) by the Chief Executive (as defined in the PSA) or his office under powers assigned to or vested in him or it by the Executive Committee; or

(D) by EPFAL as agent or trustee for or on behalf of Pool Members collectively (but excluding activities carried on by EPFAL in its capacity as Pool Funds Administrator, as defined in the PSA); or

(E) by the Performance Assurance Board (as defined in the PSA); or (F) by the MRA Pool Agent (as defined in the PSA), but shall not include:

(i) any electricity sales or purchases made by Pool Members under or pursuant to the PSA; or

(ii) any activity, operation, asset or liability of any Pool Member individually;

"Poolit" means Poolit Limited, details of which are set out in paragraph (1) of
Part 2 of Schedule 1;

"Poolit Contracts" means the contracts and agreements described in Clause 9.9 and listed in Part 3 of Schedule 5; "Poolserco" means Poolserco Limited, details of which are set out in paragraph (2) of Part 2 of Schedule 1;

"Poolserco Contracts" means the contracts and agreements described in Clause
9.10 and listed in Part 4 of Schedule 5;

"Pre-Contractual Statements" means any draft, agreement, undertaking, representation, warranty, promise, assurance or arrangement of any nature whatsoever, whether or not in writing, relating to the subject matter of this Deed made or given by a party at any time before the date of this Deed;

"Proceedings" has the meaning given to that term in Clause 31.1; "Property" means the leasehold property brief particulars of which are set out in Schedule 4;

"PSA" means the Pooling and Settlement Agreement for the electricity industry in England and Wales dated 30th March, 1990 (as amended) to which all of the Pool Members are a party;

"Records" means all books and records (including, without limitation, all documents, all forms of computer or machine readable material and other material) containing or relating to Information or on which Information is recorded except for those which by law the Transferor is required to retain;

"Residual Contracts" means all contracts and agreements relating to Pool Operations (including the Pool Intellectual Property Agreements) current at Completion to which the Transferor is a party or the benefit of which is held in trust for or otherwise on behalf of the Transferor including, without limitation, the contracts and agreements listed in Parts 1 and 2 of Schedule 5, but excluding:

(A) the Poolit Contracts;

(B) the Poolserco Contracts;

(C) the Retained Contracts;

(D) contracts with any employees; and

(E) contracts relating to the ownership or occupation of any freehold or leasehold property; "Retained Contracts" means the contracts and agreements listed in Part 5 of Schedule 5, all or some of which may be terminated by or on the instructions of the Transferor on or after the date of this Deed; "Retained Liabilities" means:

(A) the Liabilities listed in Schedule 3; and

(B) any other Liabilities to the extent that they are specifically covered by cash or recoveries from Pool Members pursuant to Schedule 31 of the PSA which is or are held in any account of, or on behalf of, the Pool and form(s) part of the Excluded Assets;

"Scots 1998 Licence" has the meaning given to that term in the PSA;

"Scots Licensee" has the meaning given to that term in the PSA;

"Scottish PESs" has the meaning given to that term in the PSA;

"Shares" means the shares in Poolit and the shares in Poolserco in each case held by, or by a nominee for, the Transferor or any Pool Member and representing 100 per cent. of the issued share capital of the relevant company;

"Takeover Panel" means the Panel on Takeovers and Mergers;

"Transferor" means the Pool Members acting collectively in their capacities as Pool Members (or as a class thereof) under and as defined in the PSA;

"Transferred Liabilities" means all Liabilities other than:

(A) the Retained Liabilities; and

(B) any Liabilities which are the subject of the LSID; "UK
Listing Authority" means the Financial Services Authority acting in its capacity as the competent authority for the purposes of Part IV of the Financial Services Act 1986 and in exercise of its functions in respect of the admission to the Official List otherwise than in accordance with Part IV of the Financial Services Act 1986; and

"VAT" means value added tax.

1.2 Interpretation

In this Deed, unless otherwise specified:

(A) reference to any statute, bye-law, regulation, rule, delegated legislation or order is to any statute, bye-law, regulation, rule, delegated legislation or order as amended, modified or replaced from time to time except, in any such case, to the extent that any such amendment, modification or replacement made after the date of this Deed would increase the liability or adversely prejudice the rights of the Transferor or any Pool Member under this Deed;

(B) references to any Clause, sub-clause, paragraph, Part, Schedule or Annex are to those contained in or (in the case of an Annex) annexed to this Deed and all Schedules and Annexes to this Deed are an integral part of this Deed;

(C) headings are for ease of reference only and shall not be taken into account in construing this Deed;

(D) the expression "this Clause" shall unless followed by reference to a specific provision be deemed to refer to the whole clause (not merely the sub-clause, paragraph or other provision) in which the expression occurs;

(E) "person" includes any individual, firm, company or other incorporated or unincorporated body;

(F) "in writing" includes any communication made by letter or facsimile transmission;

(G) "business day" means a day (not being a Saturday or Sunday) on which banks are open for normal banking business in London; and

(H) a document is in the "agreed form" if it is in the form of a draft agreed between and initialled by or on behalf of the Transferee and the Transferor or, in the case of the Transferor, by the Pool Chairman (who is hereby unconditionally and irrevocably authorised by each of the Pool Members to agree and initial any such draft) on or before the date of this Deed.

2. TRANSFER OF POOL ASSETS AND LIABILITIES

2.1 Transfer of Pool Assets

The Transferor shall sell and transfer, or procure the transfer of, the assets listed in paragraphs (A) to (H) below to the Transferee (to the extent that they have not already been transferred to Poolit or Poolserco) as at and with effect from Completion, and the Transferee shall purchase and accept the transfer of:

(A) the Physical Assets;

(B) the benefit of the Residual Contracts (subject to Clause 9.6);

(C) the Pool Intellectual Property;

(D) the Information;

(E) the Records;

(F) the benefit of the Claims (subject to Clause 9.6);

(G) the Shares; and

(H) all other rights, assets, systems and processes which are owned, used or enjoyed by the Transferor principally in relation to Pool Operations, but excluding the Excluded Assets.

2.2 Transfer of Transferred Liabilities

In consideration of the sum of (pound)1 payable at Completion by the Transferor to the Transferee, the Transferee shall assume liability for all Transferred Liabilities as at and with effect from Completion.

2.3 Title and risk

(A) The Pool Assets are sold and transferred by the Transferor "as is, where is". (B) Without prejudice to Clause 2.3(A), any Physical Assets at the Property are transferred subject to the rights of the relevant landlord arising under the law relating to landlord's fixtures and tenant's fixtures and under the relevant lease.

(C) Without prejudice to Clause 14, the Transferor gives no representation, warranty or other confirmation that it has the right to sell and transfer, or to procure the transfer of, legal or beneficial title to the Pool Assets or any of them or that such sale or transfer will be free from Encumbrances or from other rights exercisable by or claims by third parties.

(D) Part 1 of the Law of Property (Miscellaneous Provisions) Act 1994 shall not apply to the sale and transfer under or pursuant to this Deed.

(E) Risk in the Pool Assets shall pass to the Transferee on execution of this Deed.

3. EXCLUDED ASSETS
The following are expressly excluded from the sale and transfer referred to in Clause 2.1:

(A) the Retained Contracts;

(B) all amounts of cash or recoveries from Pool Members pursuant to Schedule 31 of the PSA which as at the date of this Deed are held in any bank account of the Pool or otherwise held on behalf of the Pool;

(C) all Pool Reserve Assets and all moneys on Pool Reserve Account, Pool Clearing Account or any Collection Account or

Settlement Account (as each such term is defined in the PSA);

(D) all Security Cover (as defined in the PSA) and all rights in respect thereof;

(E) all moneys on any trading or settlement account of any Pool Member; and

(F) all other rights, assets, systems and processes of any Pool Member which that Pool Member enjoys other than in its capacity as a Transferor collectively with other Pool Members.

4. THE PROPERTY The Transferor consents to the occupation by the Transferee of the Property as from Completion in accordance with such arrangements as may be made with respect to that occupation between the Transferee and EPFAL.

5. LSID DISPUTES The arrangements with respect to LSID Disputes are set out in the LSID.

6. CONSIDERATION

6.1 Consideration amount
The consideration for the sale of the Pool Assets shall be: (A) (pound)372,678 in respect of all of the Physical Assets; and (B) (pound)6 in respect of all of the Pool Assets (other than the Physical Assets).

6.2 Apportionment of consideration
The amount payable for each of the Pool Assets shall be as follows: (A) the Physical Assets comprising: (i) fixed assets - (pound)372,677

(ii) office and computer equipment - (pound)(1)

(B) the benefit of the Residual Contracts - (pound)1

(C) the Pool Intellectual Property - (pound)1

(D) the Information and Records - (pound)1

(E) the benefit of the Claims - (pound)1

(F) the Shares - (pound)1; and

(G) all other rights, assets, systems and processes referred to in Clause 2.1(H)
- (pound)1.

6.3 Payment of Consideration

(A) The Consideration for the sale of the Pool Assets shall be payable:

(i) as to the Consideration referred to in Clause 6.1(B), on Completion in accordance with Schedule 2; and

(ii) as to the Consideration referred to in Clause 6.1(A), no later than five business days after the Go-live Date.

(B) Interest shall be payable by the Transferee on the amount of the Consideration referred to in Clause 6.1(A) from the Completion Date until the date of actual payment (after as well as before judgment) at the Base Rate provided that if that payment is not made by the fifth business day after the Go-live Date interest shall thereafter accrue at the Interest Rate in accordance with Clause 19. Interest at the Base Rate shall accrue from day to day and shall be payable by the Transferee at the same time as payment of the Consideration referred to in Clause 6.1(A) is due.

(C) (i) Payment of the Consideration referred to in Clause 6.1(B) shall be made in cash in pounds sterling to the Pool Chairman or another representative of the Transferor in full satisfaction of the obligations of the Transferee to the Transferor in respect of the payment of that Consideration and the Transferee shall not be concerned with or have any liability as to the manner of distribution thereof among the Pool Members.

(ii) Payment of the Consideration referred to in Clause 6.1(A) (together with interest accrued thereon in accordance with Clause 6.3(B)) shall be made in pounds sterling for value on the date of payment to the account of EPFAL with Barclays Bank plc, Lombard Street Branch, 54 Lombard Street, London EC3P 3AH (account number 90306495; sort code 20-00-00).

(iii) All payments by the Transferee under or pursuant to this Deed shall be made without set-off, retention or counterclaim and without deduction or withholding (except as required by law).

6.4 Apportionment as between Pool Members (A) The consideration for the sale of the Pool Assets and any accrued interest thereon shall be apportioned between the Pool Members in accordance (as nearly as practicable) with their respective adjusted Contributory Shares (as defined in, and as calculated in accordance with, the PSA) relative to one another in respect of the period from 1st April, 2000 until the day before the Go-live Date (both dates inclusive) but as if for this purpose that period were treated as an Accounting Period under the PSA. (B) If as a result of the termination of the PSA or for any other reason there is no Pool administration capable of making the apportionment referred to in Clause 6.4(A) or the apportionment has not been completed and payment made to Pool Members by 31st March, 2001, the Transferee shall at its own cost make and administer or (as the case may be) complete the administration of the apportionment and payment in accordance (so far as practicable) with the requirements of that Clause.

7. VALUE ADDED TAX

7.1 Consideration exclusive of VAT
The Consideration is exclusive of VAT and the Transferee shall pay to the Transferor in addition to the Consideration an amount equal to the VAT, if any, chargeable on each supply made by the Transferor hereunder.

7.2 VAT invoices
One or more appropriate VAT invoices shall be provided to the Transferee in respect of the Pool Assets transferred hereunder.

8. COMPLETION ARRANGEMENTS

8.1 Time and place

Completion shall take place at the offices of Denton Wilde Sapte, 1 Fleet Place, London EC4M 7WS on the Completion Date or at such other place as may be agreed between the Transferee and the Pool Chairman on behalf of the Transferor.

8.2 Transferor's obligations At Completion the Transferor shall do or procure to be done those things listed in Part 1 of Schedule 2.

8.3 Transferee's obligations

At Completion the Transferee shall, subject to and following satisfaction by the Transferor of the Transferor's obligations under Clause 8.2, do or procure
to be   done those things listed in Part 2 of Schedule 2.

8.4 No partial Completion

Neither the Transferor nor the Transferee shall be obliged to complete the transfer of any of the Pool Assets unless the transfer of all the Pool Assets and the Transferred Liabilities is completed with simultaneous effect.

8.5 Failure to complete

If the respective obligations of the Transferor and the Transferee under Clauses 8.2 and 8.3 are not complied with on the Completion Date the Transferee or, as the case may be, the Transferor may, with the approval of the Secretary of State (or his authorised representative):

(A) defer Completion until such time as the Transferee or, as the case may be, the Transferor shall specify (and the provisions of this Clause shall apply to Completion as so deferred); or

(B) proceed to Completion as far as practicable (without limiting its rights under this Deed); or

(C) terminate this Deed.

9. TRANSFER OF CONTRACTS

9.1 Assigned Contracts not requiring third party consent The Transferor shall with effect from Completion assign to the Transferee the benefit of all the Assigned Contracts which are capable of assignment without the approval, consent or agreement of a third party. This Deed shall, with effect from Completion, constitute an assignment of the benefit of all such Assigned Contracts but subject to the terms of Clauses 9.6, 9.7 and 9.8.

9.2 Assigned Contracts requiring third party consent Where the approval, consent or agreement of a third party is required to assign the benefit of any Assigned Contract to the Transferee, the Transferor shall use reasonable endeavours to obtain that approval, consent or agreement on or as soon as reasonably practicable after Completion. Upon the later of Completion and any such approval, consent or agreement being obtained, this Deed shall with effect from Completion constitute an assignment of the benefit of the Assigned Contract to which that third party approval, consent or agreement relates but subject to the terms of Clauses 9.6, 9.7 and 9.8.

9.3 Novated Contracts The Transferor shall use reasonable endeavours to procure that on or as soon as reasonably practicable after Completion each relevant third party enters into a novation agreement in a form reasonably satisfactory to the Transferee in respect ofeach Novated Contract, with the intent that the Transferee shall perform the Novated Contract and be bound by it as if the Transferee were a party to it in place of the Transferor (or, as the case may be,the agent or trustee for the Transferor) from Completion but subject to the terms of Clauses 9.6, 9.7 and 9.8.

9.4 Performance by Transferor of Residual Contracts after Completion In respect of the period from Completion and until a Residual Contract:

(A) is assigned in accordance  with Clause 9.2 (if it is an Assigned
Contract); or

(B) is novated in accordance with Clause 9.3 (if it is a Novated Contract), the Transferor shall hold the benefit of that Residual Contract on trust for the Transferee but subject to the terms of Clauses 9.6, 9.7 and 9.8 provided that any Residual Contract which is a contract or agreement falling within paragraph (A) of the definition of "Pool Intellectual Property Agreements" in Clause 1.1 shall be excluded from the operation of this Clause 9.4 if and to the extent that such Clause or its operation would constitute an infringement or unauthorised use of rights in Intellectual Property of any third party.

9.5 Performance by Transferee of Residual Contracts after Completion

(A) In respect of an Assigned Contract at any time or a Novated Contract in respect of the period from Completion until it is novated in accordance with Clause 9.3, the Transferee shall so far as is permissible and lawful under the Residual Contract, perform at the Transferee's expense all the obligations of the Transferor under that Residual Contract which then fall due to be discharged.

(B) Where performance by the Transferee is not so permissible and lawful, the Transferor shall, subject to the terms of Clauses 9.7 and 9.8, act under the direction of the Transferee and at the Transferee's expense in all matters relating to the performance of that Residual Contract for so long as the Transferor is required and authorised to do so by the Transferee.

9.6 Benefit of Contracts

(A) The parties agree that, notwithstanding any assignment or novation of (or the agreement to assign or novate) a Residual Contract to the Transferee in accordance with the foregoing provisions of this Clause, it is their intention that:

(i) in respect of any electricity trading or services related to any period before the Go-live Date, each Residual Contract shall run (and be expressed to run) and each Residual Contract and all Claims thereunder shall be held and administered (whether by the Transferor or the Transferee or a person on behalf of either of them) for the benefit of the Transferor; and

(ii) in respect of any electricity trading or services related to any period beginning on or after the Go-live Date, each Residual Contract shall run (and be expressed to run) and each Residual Contract and all Claims thereunder shall be held and administered (whether by the Transferor or the Transferee or a person on behalf of either of them) for the benefit of the Transferee or for such other person or on such other terms (not being terms prejudicial to the interests of the Transferor) as the Transferee may decide, provided that any Residual Contract which is a contract or agreement falling within paragraph (A) of the definition of "Pool Intellectual Property Agreements" in Clause 1.1 shall be excluded from the operation of this Clause 9.6 if and to the extent that such Clause or its operation would constitute an infringement or unauthorised use of rights in Intellectual Property of any third party.

(B) The parties further agree that it is their intention that each Poolit Contract and Poolserco Contract shall run (and be expressed to run) and shall be held and administered by Poolit or Poolserco, as the case may be:

-(i) in respect of any electricity trading or services related to any period before the Go-live Date, for the benefit of the Transferor and Poolit or Poolserco, as the case may be; and

(ii) in respect of any electricity trading or services related to any period beginning on or after the Go-live Date, for the benefit of the Transferee and/or Poolit or Poolserco, as the case may be, or for such other person or on such other terms (not being terms prejudicial to the interests of the Transferor) as the Transferee may decide.

(C) Each Pool Member hereby unconditionally and irrevocably authorises the Transferee to give effect to the intentions set out in Clauses 9.6(A) and (B) by:

-( i) negotiating with third parties with a view to amending the Residual Contracts accordingly and exercising all voting rights and powers of control available to the Transferee in relation to Poolit and Poolserco to require them to negotiate with third parties with a view to amending the Poolit
Contracts or the Poolserco Contracts, as the case may be, accordingly; or

(ii) entering into or procuring new, additional or substitute arrangements which, in the reasonable opinion of the BSC Panel, give effect to such intentions and achieve for the Transferor an economic position that is similar to or better than that in which it would have been had such new, additional or, as the case may be, substitute arrangements not been entered into.

9.7 Restriction on dealings with Residual, Poolit and Poolserco Contracts Without the prior written consent of the Transferor, the Transferee shall not:

(A) exercise, or direct the exercise of, any rights under; or

(B) take, or direct the taking of, any action in relation to; or

(C) make or give, or direct the making or giving of, any compromise, amendment, modification, release, waiver or settlement of or in relation to; or

(D) terminate, or agree or direct the termination of, any Residual Contract, Poolit Contract or Poolserco Contract which, in any such case and in the reasonable opinion of the BSC Panel, would or is reasonably likely to result in the Transferor being in an economic position that is worse than that in which it would have been had the relevant action not been taken.

9.8 Indemnity by the Transferee The Transferee shall indemnify the Transferor and each of the Pool Members against all acts carried out by the Transferor under the direction of the Transferee in accordance with Clause 9.5(B).

9.9 Poolit Contracts

The Poolit Contracts are either contracts or agreements relating in the main to Pool Operations which Poolit entered into as the original contracting party or which originally were entered into by the Transferor (or by others on behalf of and/or as trustee for the Transferor) and which have been transferred to Poolit prior to the date of this Deed.

9.10 Poolserco Contracts

The Poolserco Contracts are either contracts or agreements relating in the main to Pool Operations which Poolserco entered into as the original contracting party or which originally were entered into by the Transferor (or by others on behalf of and/or as trustee for) the Transferor and which have been transferred to Poolserco prior to the date of this Deed.

10. TRANSFERRED LIABILITIES

The Transferee undertakes to the Transferor and each of the Pool Members that, as at and with effect from Completion, it shall properly perform, assume and pay and discharge when due, and indemnify on an after-tax basis the Transferor and each Pool Member against, all Transferred Liabilities.

11. EMPLOYEES

11.1 Transfer of Employees under the Employment Regulations The Transferor and the Transferee anticipate that the transfer contemplated by this Deed is one to which the Employment Regulations apply. Accordingly with effect from Completion the contracts of employment of the Employees shall have effect as if originally made between the Employees and the Transferee. The Transferor shall co-operate with the Transferee and EASL to facilitate the transfer of the contracts of employment.

11.2 Confirmation to Employees following Completion The Transferee shall confirm in writing to each Employee that his or her employment shall continue with the Transferee.

11.3 Transferee to be responsible for all employment costs The Transferee shall be responsible for and shall indemnify on an after-tax basis the Transferor and each of the Pool Members from and against all losses, damages, costs, expenses (including, without limitation, reasonable legal expenses), liabilities, claims and demands arising as a result of the transfer under this Deed of:

(A) any contract of employment of any person who is not an Employee; or

(B) any Employee; or

(C) any past employee or contractor, including, without limitation, costs arising out of or in connection with the termination of employment of any such persons by any party.

11.4 Pensions

The Transferor and the Transferee intend that the Employees shall, so far as possible, remain part of the Electricity Supply Pension Scheme. The Transferee shall use all reasonable endeavours and take all necessary steps to procure, and the Transferor shall co-operate with the Transferee to ensure, that so far as possible pension membership for the Employees continues on the same terms as enjoyed by them prior to Completion.

12. PROVISION AND USE OF INFORMATION

12.1 Retained information

During the period of one year after Completion the Transferor shall, upon reasonable notice by the Transferee and subject to the Transferee giving such undertaking as to confidentiality as the Transferor (failing whom, the BSC Panel) may reasonably require, make available during normal working hours to the Transferee or its advisers for inspection and copying (at the Transferee's expense) any books or records containing or relating to Information or on which Information is recorded and which are required by law to be retained by the Transferor following Completion.

12.2 Information subject to confidence

At the request of the Transferee, the Transferor shall use its reasonable endeavours after Completion to obtain any necessary consent to the transfer to the Transferee of all or any of the information, know-how and techniques falling within paragraph (ii) of the definition of "Information" in Clause 1.1. 12.3 Licence back If any Pool Member discovers that any information, know-how or techniques required for use by that Pool Member in connection with it being a Pool Member have been transferred to or come under the control of the Transferee pursuant to this Deed then, to the extent that it has the right and authority so to do, the Transferee agrees to procure the grant, with effect from

Completion, to that Pool Member of a non-exclusive, irrevocable, world-wide, assignable, royalty free licence (with the right to sub-license) to use that information, know-how or techniques. 12.4 Pool Intellectual Property assignment This Deed shall, with effect from Completion, constitute an assignment of the benefit of all Pool Intellectual Property.

13. SCOTTISH SETTLEMENTS

13.1 The parties acknowledge that the licence granted to the Scottish PESs pursuant to Schedule 23 of the PSA constitutes a Pool Intellectual Property Agreement falling within paragraph (B) of the definition of "Pool Intellectual Property Agreements" in Clause 1.1 and that the Liabilities in connection with that licence shall accordingly be assumed by, and transferred to, the Transferee as at and with effect from Completion as Transferred Liabilities, to the extent that they have not already been transferred to Poolit.

13.2 The Scottish PESs hereby jointly and severally and irrevocably and unconditionally confirm that the Transferee and Poolit shall, with effect from Completion, be treated as one of the Combined Members as if the terms of Section 3 of Schedule 23 to the PSA were expressly incorporated in this Deed and as if the expression "Combined Members" in the PSA included a reference to the Transferee and to Poolit.

13.3 The Scots Licensees further undertake and agree that the provisions of sub-section 4.5(H) of Schedule 23 to the PSA shall have effect for the purposes of this Deed as if expressly incorporated herein and irrespective of any termination or suspension of the PSA.

13.4 Save as set out in this Clause 13, nothing in this Deed shall affect the terms of the Scots 1998 Licence nor any other provision of Schedule 23 to the PSA.

14. WARRANTIES

14.1 No warranties

The Transferee acknowledges that it does not rely on and has not been induced to enter into this Deed on the basis of any warranties, representations, covenants, undertakings, indemnities or other statements whatsoever, other than those expressly set out in this Deed (if any), and further acknowledges that neither the Transferor nor any of the Pool Members nor any of their respective agents, advisers, officers or employees have given any such warranties, representations, covenants, undertakings, indemnities or other statements.

14.2 Exclusion of warranties

(A) The Transferee acknowledges and agrees that the Pool Assets are sold and transferred to the Transferee under this Deed "as is, where is" and accordingly all conditions, warranties and representations, whether express or implied, with respect to their title, condition, quality and fitness for purpose, operation or use are hereby excluded to the fullest extent permitted by law.

(B) Without limiting the generality of Clause 14.2(A), the Transferee acknowledges that the Transferor has given no warranty or representation whatsoever as to the Transferor's right and title, if any, in and to the Pool IPRs, its right to transfer the Pool IPRs to the Transferee, or the Transferee's right to use the Pool IPRs without infringing the rights in Intellectual Property, rights in confidential information or other rights of any person.

15. LIMITATION OF LIABILITY

15.1 Indirect and consequential losses Neither the Transferor nor any of the Pool Members shall be liable to the Transferee under or in connection with this Deed for any indirect, consequential, incidental, punitive or exemplary damages or for loss of profits, anticipated savings, goodwill, revenue or contracts.

15.2 Reasonableness of limitation

The Transferee acknowledges and agrees that the exclusions and limitations of liability set out in Clauses 14 and 15.1 are reasonable having regard to all of the circumstances of this Deed and the parties including, without limitation, the fact that the Pool Members are obliged by the terms of the Implementation Scheme to enter into this Deed, that the Transferee has had the opportunity to conduct, and has conducted, due diligence investigations into the Pool Assets and that the Pool Assets are being sold and transferred "as is, where is" and that no warranties in relation to the sale and transfer are being given by the Transferor or any Pool Member.

16. ANNOUNCEMENTS

16.1 No announcements

Save as provided in Clause 16.2, no announcement concerning the sale or transfer of the Pool Assets shall be made by any party without the prior written approval of (in the case of an announcement by the Transferor or any Pool Member) the Transferee or (in the case of an announcement by the Transferee) the Pool Chairman (or, if at the time there is no Pool Chairman, the BSC Panel), that approval not to be unreasonably withheld or delayed.

16.2 Permitted announcements

Any party may make an announcement concerning the sale or transfer of the Pool Assets if required by:

(A) law; or

(B) any securities exchange or regulatory or governmental body to which that party is subject or submits, wherever situated, including (amongst other bodies) OFGEM, the Financial Services Authority, the UK Listing Authority, the London Stock Exchange or the Takeover Panel, whether or not the requirement has the force of law.

16.3 No time limit

The restrictions contained in this Clause 16 shall apply after Completion without limit in time.

17. CONFIDENTIALITY

17.1 Confidential Information

Each party shall treat as confidential all information received or obtained as a result of entering into or performing this Deed and which relates to the provisions or subject matter of this Deed.

17.2 Exceptions

Notwithstanding the other provisions of this Clause 17, any party may disclose confidential information:

(A) if and to the extent required by law;

(B) if and to the extent required by the BSC or the Implementation Scheme;

(C) if and to the extent required by any securities exchange or regulatory or governmental body to which that party is subject or submits, wherever situated, including (amongst other bodies) OFGEM, the Financial Services Authority, the UK Listing Authority, the London Stock Exchange or the Takeover Panel, whether or not the requirement for information has the force of law;

(D) if and to the extent required to vest the full benefit of this Deed in that party;

(E) to its professional advisers, auditors and bankers and its bankers' professional advisers, in each case on terms that they agree to treat as confidential the information so disclosed to them;

(F) if and to the extent that information has come into the public domain through no fault of that party; or

(G) if and to the extent that the other party or parties to whose affairs the confidential information relates has given prior written consent to the disclosure, that consent not to be unreasonably withheld or delayed.

17.3 No time limit

The restrictions contained in this Clause 17 shall continue to apply after Completion without limit in time.

18. COSTS

18.1 Costs and expenses Each party shall be responsible for its own costs and expenses in relation to the negotiation, preparation, execution and implementation of this Deed.

18.2 Stamp duty

Without prejudice to the generality of Clause 18.1, the Transferee shall be responsible for, and shall pay when due, the appropriate stamp duty payable in respect of this Deed or the transfer of the Pool Assets or any thing done or document executed pursuant to or in connection with this Deed.

19. INTEREST

If the Transferee defaults in the payment when due of any sum payable under this Deed (including, without limitation, interest due under Clause 6.3(B)), the liability of the Transferee shall be increased to include interest on that sum from the date when that payment is due until the date of actual payment (after as well as before judgment) at the Interest Rate. Such interest shall accrue from day to day, shall be compounded annually and shall be payable by the Transferee on demand.

20. NO ASSIGNMENT

None of the parties may assign all or any part of the benefit of, or its rights or benefits under, this Deed provided that any Pool Member may assign by way of security only all or any of its rights over receivables arising under this Deed.

21. REMEDIES AND WAIVERS

21.1 No waiver or discharge

No breach by any party of any provision of this Deed shall be waived or discharged except with the express written consent of the other parties affected by that breach.

21.2 Effect of failure or delay

No failure or delay by any party in exercising any right, power or privilege under this Deed shall operate as a waiver of that right, power or privilege and no single or partial exercise by a party of any right, power or privilege shall preclude any further exercise of that right, power or privilege or the exercise of any other right, power or privilege.

22. EFFECT OF COMPLETION

Any provision of this Deed which is capable of being performed after but which has not been performed at or before Completion and all covenants, undertakings, indemnities, limitations and exclusions contained in or entered into pursuant to this Deed shall remain in full force and effect notwithstanding Completion.

23. FURTHER ASSURANCE

23.1 Each party shall after Completion from time to time at the expense of that party execute and do (or procure the execution and doing of) all such deeds, documents, acts and things as any other party shall reasonably require on or after Completion for carrying into effect the terms of this Deed.

23.2 If for whatever reason one or more Pool Members fail(s) to execute and deliver this Deed by the date required by the Secretary of State
(or his authorised representative) and in consequence it is not possible for the Transferor and the Transferee to comply on the Completion Date with their respective obligations under Clauses 8.2 and 8.3 then, without prejudice to Clause 8.5, all Pool Members (for this purpose as defined in the PSA) who are party to this Deed shall forthwith authorise the Executive Committee to take all such actions as are necessary or which the Executive Committee considers desirable to give substantially similar effect in economic and commercial terms to that which would and should have been achieved by Completion and shall vote in favour of any Pool Member resolutions required either to give effect to that authorisation or to the recommendations of the Executive Committee with respect to the actions to be taken.

24. ACTIONS BY THE TRANSFEROR

Each Pool Member hereby unconditionally and irrevocably authorises the Pool Chairman to give any consent or approval required for the purposes of Clause
16.1 on behalf of that Pool Member and on such terms and conditions, if any, as the Pool Chairman may in his absolute discretion decide. Each Pool Member undertakes not to revoke that authority.

25. POWER OF ATTORNEY

25.1 Appointment

Each Pool Member, by way of security, irrevocably appoints the Transferee its attorney, on its behalf and in its name, to:

(A) execute any transfer of any of the Shares required under Schedule 2;

(B) execute any assignment of Claims required to transfer the benefit thereof to the Transferee in accordance with this Deed; and

(C) execute and do all such assurances, acts and things which that Pool Member or the Transferor is obliged to do under Clause 9.2 or 9.3.

25.2 Ratification

Each Pool Member ratifies and confirms whatever the Transferee does or purports to do, acting reasonably, pursuant to its appointment under this Clause.

26. ENTIRE AGREEMENT

26.1 Entire agreement

This Deed and the documents referred to herein constitute the whole and only agreement between the parties relating to the sale and purchase of the Pool Assets.

26.2 Pre-Contractual Statements

Except to the extent repeated in this Deed, this Deed supersedes and extinguishes any and all Pre-Contractual Statements.

26.3 Variations

This Deed may only be varied in writing signed by each of the parties.

27. COUNTERPARTS

27.1 Number and effectiveness of counterparts

This Deed may be executed in any number of counterparts. Any party may enter into this Deed by executing any counterpart but this Deed shall not be effective until each party has executed at least one counterpart.

27.2 One instrument

Each counterpart shall constitute an original of this Deed but all the counterparts together constitute the same instrument.

28. NOTICES

28.1 Manner of service of notices

Any notice or other communication given or made under this Deed shall be by letter or by facsimile transmission and may be delivered personally or by courier to the relevant party or sent by first class prepaid letter or facsimile transmission to such address or facsimile transmission number in England as may be notified hereunder by that party from time to time for this purpose (or, failing any such notification, to the registered or principal office of that party specified in this Deed).

28.2 Deemed service of notices

Unless the contrary shall be proved, each such notice or communication shall be deemed to have been given or made and delivered:

(A) if by personal or courier delivery, when left at the relevant address;

(B) if by letter, 72 hours after posting; and

(C) if by facsimile transmission, on acknowledgement by the addressee's facsimile receiving equipment (where such acknowledgement occurs before 1700 hours on the day of acknowledgement) and in any other case on the day following the day of acknowledgement.

29. CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

The parties do not intend that any term of this Deed should be enforceable, by virtue of the Contracts (Rights of Third Parties) Act 1999, by any person who is not a party to this Deed.

30. LAW

This Deed shall be governed by and construed in all respects in accordance with English law.

31. JURISDICTION

31.1 Submission to jurisdiction

All the parties irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Deed and that accordingly any suit, action or proceeding (together, "Proceedings") arising out of or in connection with this Deed may be brought in such courts.

31.2 Waiver

Each party irrevocably waives any objection which it may have now or hereafter to the laying of the venue of any Proceedings in any such court as is referred to in this Clause and any claim that any such Proceedings have been brought in an inconvenient forum and further irrevocably agrees that a judgment in any Proceedings brought in the English courts shall be conclusive and binding upon such party and may be enforced in the courts of any other jurisdiction.

31.3 Agent for service of process

Each Pool Member which is not incorporated in any part of England or Wales agrees that if it does not have, or shall cease to have, a place of business in England or Wales it will promptly and irrevocably appoint such other person as shall be reasonably acceptable to the Transferee to accept service of process on its behalf in any Proceedings in England. IN WITNESS whereof this Deed has been duly executed by the parties the day and year first above written

                                   SCHEDULE 1
                         Pool Members and Pool Companies
                                     Part 1
                             Details of Pool Members


Name                                        Registered number                   Registered or
                                                                                principal office

AES Barry Limited                           3135522                             Barry Power
Station
                                                                                Sully Moors Road
                                                                                Sully
                                                                                Penarth
                                                                                South Glamorgan
                                                                                CF64 5YU

AES Drax Power Limited                      3618559                             Drax Power Station
                                                                                Selby
                                                                                North Yorkshire
                                                                                YO8 8PQ

AES Fifoots Point Limited                   3515444                             AES Fifoots Point Power
                                                                                Station
                                                                                West Nash Road
                                                                                Nash
                                                                                Newport
                                                                                Gwent
                                                                                NP18 2BZ
AES Indian Queens Power
Limited
                                            2928100                             Gaverigan
                                                                                St. Dennis
                                                                                St. Austell
                                                                                Cornwall
                                                                                PL26 8BY
AES Power Direct (UK)
Limited
                                            3896738                             18 Parkshot
                                                                                Richmond
                                                                                Surrey
                                                                                TW9 2RG

Alcan Aluminium UK
Limited
                                            750143                              Hunton House
                                                                                Highbridge Industrial
                                                                                Uxbridge
                                                                                Middlesex
                                                                                UB8 1HU

Name                                        Registered number                   Registered or
                                                                                principal office
Amerada.co.uk Limited                       3364798                             33 Grosvenor Place
                                                                                London
                                                                                SW1X 7HY
Amerada Hess Gas
(Domestic) Limited
                                            3076057                             33 Grosvenor Place
                                                                                London
                                                                                SW1X 7HY

Amerada Hess Gas Limited                    2630844                             33 Grosvenor Place
                                                                                London
                                                                                SW1X 7HY

Anglian Power Generators
Limited
                                            2488955                             c/o TXU Europe Merchant
                                                                                Generation Limited
                                                                                Wherstead Park
                                                                                Wherstead
                                                                                Ipswich
                                                                                Suffolk
                                                                                IP9 2AQ
Aquila Energy Supplies
Limited
                                            3503042                             21 Tothill Street
                                                                                London
                                                                                SW1H 9LL

Atlantic Energy (UK) PLC                    3547417                             30 Marsh Wall
                                                                                London
                                                                                E14 9TP

Barking Power Limited                       2354681                             Barking Power Station
                                                                                Chequers Lane
                                                                                Dagenham
                                                                                Essex
                                                                                RM9 6PF

BP Chemicals Limited                        194971                              Britannic House
                                                                                1 Finsbury Circus
                                                                                London
                                                                                EC2M 7BA
British Energy
Generation Limited                          3076445                             Barnett Way
                                                                                Barnwood
                                                                                Gloucester
                                                                                GL4 3RS

Name                                        Registered number                   Registered or
                                                                                principal office

British Energy Retail
Markets Limited                             3757502                             Newport Road
                                                                                St. Mellons
                                                                                Cardiff
                                                                                South Glamorgan
                                                                                CF3 5WW

British Gas Trading
Limited                                     3078711                             Charter Court
                                                                                50 Windsor Road
                                                                                Slough
                                                                                Berkshire
                                                                                SL1 2HA

British Nuclear Fuels
plc
                                            1002607                             Risley
                                                                                Warrington
                                                                                Cheshire
                                                                                WA3 6AS

Cinergy Global Power
(UK) Limited                                3504828                             Cinergy House
                                                                                Ryon Park Hill
                                                                                Warwick Road
                                                                                Stratford Upon Avon
                                                                                Warwickshire
                                                                                CV37 0UU

Cinergy Global Trading
Limited                                     3776929                             Cinergy House
                                                                                Ryon Hill Park
                                                                                Stratford upon Avon
                                                                                Warwickshire
                                                                                CV37 OUU

Citigen (London) Limited                    2427823                             Wherstead Park
                                                                                Wherstead
                                                                                Ipswich
                                                                                IP9 2AQ

Commercial Electricity
Supplies Limited                            2844010                             Cinergy House
                                                                                Ryon Hill Park
                                                                                Stratford upon Avon
                                                                                Warwickshire
                                                                                CU37 OUU

Name                                        Registered number                   Registered or
                                                                                principal office

Corby Power Limited                         2329494                             Five Chancery Lane
                                                                                Clifford's Inn
                                                                                London
                                                                                EC4A 1BU
Coryton Energy Company,
Ltd                                         FC0205097                           c/o Maples and Calder
                                                                                Attorneys at Law
                                                                                Ugland House
                                                                                PO Box 309
                                                                                George Town
                                                                                Grand Cayman
                                                                                Cottam Development

Centre Limited                              3273552                             c/o PowerGen UK plc
                                                                                53 New Broad Street
                                                                                London
                                                                                EC2M 1SL

Damhead Creek Limited                       2675504                             Level 14
                                                                                2 George Yard
                                                                                Lombard Street
                                                                                London
                                                                                EC3V 9DH

Deeside Power Development
Company Limited                             2462479                             Windmill Hill Business
                                                                                Park
                                                                                Whitehill Way
                                                                                Swindon
                                                                                Wiltshire
                                                                                SN5 6PB

Derwent Cogeneration
Limited                                     2650621                             Lansdowne House
                                                                                Berkeley Square
                                                                                London
                                                                                W1X 5DB

Eastern Electricity plc                     2366906                             Wherstead Park
                                                                                Wherstead
                                                                                Ipswich
                                                                                Suffolk
                                                                                IP9 2AQ

Name                                        Registered number                   Registered or
                                                                                principal office

Eastern Energy Limited                      3181389                             Wherstead Park
                                                                                Wherstead
                                                                                Ipswich
                                                                                Suffolk
                                                                                IP9 2AQ

Economy Power Limited                       3385578                             Parkgates
                                                                                Bury New Road
                                                                                Prestwich
                                                                                Manchester
                                                                                M25 0JW
Edison First Power
Limited                                     FC021831                            1 Le Marchant Street
                                                                                St Peter Port
                                                                                Guernsey

Eggborough Power Limited                    3782700                             Barnett Way
                                                                                Barnwood
                                                                                Gloucester
                                                                                Gloucestershire
                                                                                GL4 3RS
Electricite de France,
Service National
                                                                                - IPES Echanges
                                                                                d'Electricite
                                                                                Site Cap Ampere
                                                                                Batiment les Patios
                                                                                93282 Saint Denis
Cedex France
Electricity Direct (UK)
Limited                                     3174056                             211 High Street
                                                                                Lewes
                                                                                East Sussex
                                                                                BN7 2NL

Enfield Energy Centre
Limited                                     2796628                             975 Mollison Avenue
                                                                                Enfield
                                                                                Middlesex
                                                                                EN3 7NN

Enron Direct Limited                        2777870                             Enron House
                                                                                40 Grosvenor Place
                                                                                London
                                                                                SW1X 7EN

Name                                        Registered number                   Registered or
                                                                                principal office
Enron Gas &
Petrochemicals Trading
Limited                                     3003823                             Enron House
                                                                                40 Grosvenor Place
                                                                                London
                                                                                SW1X 7EN
Enron Teesside
Operations Limited                          3647087                             ETOL Headquarters
                                                                                PO Box 54
                                                                                Middlesbrough
                                                                                TS90 8JA
Fellside Heat and Power
Limited                                     2614535                             Seascale
                                                                                Cumbria
                                                                                CA20 1PG

Fibrothetford Limited                       3057688                             Astley House
                                                                                33 Notting Hill Gate
                                                                                London
                                                                                W11 3JQ

First Hydro Company                         2444277                             Bala House
                                                                                Lakeside Business Village
                                                                                St. David's Park
                                                                                Deeside
                                                                                Flintshire
                                                                                CH5 3XJ

Fortum Direct Ltd                           2692769                             101 Wigmore Street
                                                                                London
                                                                                W1H 9AB

Great Yarmouth Power
Limited                                     3233751                             Breakspear Park
                                                                                Breakspear Way
                                                                                Hemel Hempstead
                                                                                Hertfordshire
                                                                                HP2 4UA

Heartlands Power Limited                    3335516                             Allington House
                                                                                150 Victoria Street
                                                                                London
                                                                                SW1E 5LB

Name                                        Registered number                   Registered or
                                                                                principal office

Humber Power Limited                        2571241                             South Humber Bank Power
                                                                                Station
                                                                                South Marsh Road
                                                                                Stallingborough
                                                                                North East Lincolnshire
                                                                                DN41 8BZ

ICI Chemicals & Polymers
Limited                                     358535                              The Heath
                                                                                Runcorn
                                                                                Cheshire
                                                                                WA7 4QF

Impkemix Energy Limited                     2076043                             The Heath
                                                                                Runcorn
                                                                                Cheshire
                                                                                WA7 4QF

Independent Energy UK
Limited                                     3033406                             Radcliffe House
                                                                                Blenheim Court
                                                                                Solihull
                                                                                West Midlands
                                                                                B91 2AA

Innogy                                      3892782                             Windmill Hill Business
                                                                                Park
                                                                                Whitehall Way
                                                                                Swindon
                                                                                Wiltshire
                                                                                SN5 6PB

Keadby Generation
Limited                                     2729513                             c/o Scottish and Southern
                                                                                Energy Plc
                                                                                Keadby Power Station
                                                                                PO Box 89
                                                                                Keadby
                                                                                Scunthorpe
                                                                                North Lincolnshire
                                                                                DN17 3AZ

Killingholme Power
Limited                                     3782437                             Bennet House
                                                                                54 Saint James's Street
                                                                                London
                                                                                SW1A 1JT

Name                                        Registered number                   Registered or
                                                                                principal office

Lakeland Power Limited                      2355290                             Roosecote Power Station
                                                                                Roosecote Marsh
                                                                                Barrow in Furness
                                                                                Cumbria
                                                                                LA13 0PQ

London Electricity plc                      2366852                             Templar House
                                                                                81-87 High Holborn
                                                                                London
                                                                                WC1V 6NU

London Energy Company
Limited                                     2228297                             81-87 High Holborn
                                                                                London
                                                                                WC1V 6NU

Magnox Electric plc                         2264251                             Warrington Road
                                                                                Risley
                                                                                Warrington
                                                                                WA3 6AS

Manweb plc                                  2366937                             Manweb House
                                                                                Chester Business Park
                                                                                Wrexham Road
                                                                                Chester
                                                                                CH4 9RF
Manx Electricity
Authority                                                                       - PO Box 177
                                                                                Douglas
                                                                                Isle of Man
                                                                                IM99 1PS

Medway Power Limited                        2537903                             Marcar House
                                                                                18 Parkshot
                                                                                Richmond
                                                                                Surrey
                                                                                TW9 2RG

Midlands Electricity plc                    2366928                             Midland Electricity Plc
                                                                                Wittington Hall
                                                                                Wittington
                                                                                Worcester
                                                                                Worcestershire
                                                                                WR5 2RB

Name                                        Registered number                   Registered or
                                                                                principal office

Midlands Gas Limited                        3364919                             33 Grosvenor Place
                                                                                London
                                                                                SW1X 7HY

National Power
(Cogeneration Trading)
Limited                                     2745602                             Windmill Hill Business
                                                                                Park
                                                                                Whitehill Way
                                                                                Swindon
                                                                                Wiltshire
                                                                                SN5 6PB

National Power (Energy
Co.) Limited                                3653277                             Windmill Hill Business
                                                                                Park
                                                                                Swindon
                                                                                SN5 6PB

National Power plc                          2366963                             Windmill Hill Business
                                                                                Park
                                                                                Whitehill Way
                                                                                Swindon
                                                                                Wiltshire
                                                                                SN5 6PB

Nitrogen Two Ltd                            3782443                             Windmill Hill Business
                                                                                Park
                                                                                Swindon
                                                                                Wiltshire
                                                                                SN5 6PB

Northern Electric plc                       2366942                             Carliol House
                                                                                Market Street
                                                                                Newcastle upon Tyne
                                                                                NE1 6NE

NORWEB plc                                  2366949                             PO Box 14
                                                                                410 Birchwood Boulevard
                                                                                Birchwood
                                                                                Warrington
                                                                                Cheshire
                                                                                WA3 7GA

Name                                        Registered number                   Registered or
                                                                                principal office

Peterborough Power
Limited                                     2353599                             c/o TXU Europe Merchant
                                                                                Generation Limited
                                                                                Wherstead Park
                                                                                Wherstead
                                                                                Ipswich
                                                                                Suffolk
                                                                                IP9 2AQ

PowerGen CHP Limited                        2684288                             53 New Broad Street
                                                                                London
                                                                                EC2M 1SL

PowerGen Energy plc                         2366923                             53 New Broad Street
                                                                                London
                                                                                EC2M 1SL

PowerGen UK plc                             2366970                             53 New Broad Street
                                                                                London
                                                                                EC2M 1SL

Regional Power
Generators Limited                          2352390                             Glanford Brigg Generating
                                                                                Station
                                                                                Scawby Brook
                                                                                Brigg
                                                                                North Lincolnshire
                                                                                DN20 9LT

Rocksavage Power
Company, Limited                            FC18868                             20 St James's Street
                                                                                London
                                                                                SW1A 1ES

Saltend Cogeneration
Company Limited                             3274929                             2 George Yard
                                                                                Lombard Street
                                                                                London
                                                                                EC3V 9DH
Scottish and Southern
Energy plc                                  SC117119                            Inveralmond House
                                                                                200 Dunkeld Road
                                                                                Perth
                                                                                Perthshire
                                                                                PH1 3AQ

Name                                        Registered number                   Registered or
                                                                                principal office

Scottish Power PLC                          SC193794                            1 Atlantic Quay
                                                                                Robertson Street
                                                                                Glasgow
                                                                                G2 8SP

Seabank Power Limited                       2591188                             Severn Road
                                                                                Hallen
                                                                                Bristol
                                                                                BS10 7SP

SEEBOARD plc                                2366867                             Forest Gate
                                                                                Brighton Road
                                                                                Crawley
                                                                                West Sussex
                                                                                RH11 9BH
Severn Trent Energy
Limited                                     3568459                             33 Grosvenor Place
                                                                                London
                                                                                SW1X 7HY


Sheffield Heat and Power
Limited                                     2157127                             2 Sheffield Science Park
                                                                                Howard Street
                                                                                Sheffield
                                                                                S1 2LX

Shell Power Limited                         2559630                             Shell Centre
                                                                                York Road
                                                                                London
                                                                                SE1 7NA
Slough Energy Supplies
Limited                                     2474514                             234 Bath Road
                                                                                Slough
                                                                                Berkshire
                                                                                SL1 4EE
South Coast Power
Limited                                     2532240                             Shoreham Power Station
                                                                                Basin Road South
                                                                                Portslade
                                                                                Brighton
                                                                                St Sussex
                                                                                BN41 1WF

Name                                        Registered number                   Registered or
                                                                                principal office

Southern Electric plc                       2366879                             Southern Electric House
                                                                                Westacott Way
                                                                                Littlewick Green
                                                                                Maidenhead
                                                                                Berkshire
                                                                                SL6 3QB
South Wales Electricity
Plc                                         2366985                             Newport Road
                                                                                St. Mellons
                                                                                Cardiff
                                                                                South Glamorgan
                                                                                CF3 5WW
South Western
Electricity plc                             2366894                             Avonbank
                                                                                Feeder Road
                                                                                Bristol
                                                                                Avon
                                                                                BS2 0TB

SSE Energy Limited                          2487475                             Westacott Way
                                                                                Littlewick Green
                                                                                Maidenhead
                                                                                Berkshire
                                                                                SL6 3QB

Sutton Bridge Power                         2586357                             Templar House
                                                                                81-87 High Holborn
                                                                                London
                                                                                WC1 6NU

Teesside Power Limited                      2464040                             Dunedin House
                                                                                Columbia Drive
                                                                                Thornaby
                                                                                Stockton on Tees
                                                                                Cleveland
                                                                                TS17 6BJ

The Renewable Energy
Company Limited                             3043412                             Axom House
                                                                                Station Road
                                                                                Stroud
                                                                                Gloucestershire
                                                                                GL5 3AP

Name                                        Registered number                   Registered or
                                                                                principal office

TXU Europe Merchant
Generation Limited                          3116225                             Wherstead Park
                                                                                Wherstead
                                                                                Ipswich
                                                                                Suffolk
                                                                                IP9 2AQ

UK Electric Power
Limited                                     172268                              Cinergy House
                                                                                Ryon Hill Park
                                                                                Stratford upon Avon
                                                                                Warwickshire
                                                                                CU37 OUU

Utility Link Limited                        3478538                             16 Avon Reach
                                                                                Chippenham
                                                                                Wiltshire
                                                                                SN15 1EE

Western Gas Limited                         2677708                             33 Grosvenor Place
                                                                                London
                                                                                SW1X 7HY

Winterton Power Limited                     3001798                             Riverview Road
                                                                                Beverley
                                                                                North Humberside
                                                                                HU17 0LD

Yorkshire Electricity
Group plc                                   2366995                             Wetherby Road
                                                                                Scarcroft
                                                                                Leeds
                                                                                LS14 3HS

Part 2
Details of Poolit and Poolserco
(1) Poolit
Registered number: 3646741
Registered office: Third Floor, 1 Triton Square, London NW1 3DX
(2) Poolserco
Registered number: 3646729
Registered office: Third Floor, 1 Triton Square, London NW1 3DX

SCHEDULE 2

Completion Arrangements

Part 1

Transferor's obligations at Completion

1. Transfer of Pool Assets capable of delivery: The Transferor shall deliver (at their then current location) all the Pool Assets which are capable of transfer by delivery with the intent that (so far as then held by the Transferor) legal and beneficial ownership of those Pool Assets shall pass on delivery.

2. Transfer of other Pool Assets: The Transferor shall deliver to the Transferee or such person as the Transferee may reasonably nominate:

(A) the originals of the Residual Contracts (to the extent then identified);

(B) the Records to be delivered under Clause 2.1; and

(C) all documents of title and registration documents relating to the Physical Assets.

3. Transfer of Shares:

(A) The Transferor shall produce duly executed transfers of the Shares (except for any Shares then held by the Transferee) together with all the share certificates representing the Shares (except for any Shares then held by the Transferee).

(B) The Transferor shall produce letters of resignations in the agreed form from such of the directors of Poolit and Poolserco as the Transferor may require.

(C) The Transferor shall procure that board meetings of each of FPoolit and Poolserco are held at which:

(i) the transfers of the relevant Shares to the Transferee are approved;

(ii) the resignations referred to in paragraph (B) above are approved; and

(iii) new directors nominated by the Transferee are approved.

4. Payment for the assumption of the Transferred Liabilities
The Transferor shall pay, or procure the payment of, the sum of (pound) 1 to the Transferee, such payment to be made in cash in pounds sterling to such representative of the Transferee as the Transferee shall nominate.

Part 2

Transferee's obligations at Completion The Transferee shall pay the sum of (pound) 6 to the Transferor in accordance with Clause 6.3.

SCHEDULE 3

Retained Liabilities

(1) Liabilities under Schedules 4 (Terms of Engagement of the Settlement System Administrator) and 15 (The Pool Funds Administrator's Contract) of the PSA.

(2) Liabilities under the Funds Transfer Agreement dated 30th March, 1990 (as amended and restated) and made between EPFAL, Barclays Bank plc, Pool Members and NGC.

(3) Liabilities under contracts and agreements which have been terminated by the Transferor before the date of this Deed and under those contracts and agreements (details of which have been provided to the Transferee prior to the date of this Deed) which are due to be terminated by the Transferor (but excluding for this purpose any Liabilities under any such contract or agreement which has been so terminated in circumstances where a replacement contract, agreement or arrangement has been entered into with the same counterparty by Poolit or Poolserco).

                                   SCHEDULE 4
                                    Property


-----------------------------------------------------------------------------------------------------------------------------
Present                          Date of Lease                  Parties                        Short Description
Lessee
-----------------------------------------------------------------------------------------------------------------------------
EPFAL                            21st August,                   Sealhurst                      Part of the 10th floor,
                                 1996                           Properties Limited             338 Euston Road, London
                                                                (1) and EPFAL (2)              NW1

-----------------------------------------------------------------------------------------------------------------------------
EPFAL                            17th March,                    The First National             Part of the 3rd floor,
                                 1999                           Bank of Chicago (1)            1, 4 and 7 (formerly
                                                                and EPFAL (2)                  known as 50) Triton
                                                                                               Square, Regents' Place,
                                                                                               London NW1
-----------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 5
                                    Contracts
                                     Part 1
                               Assigned Contracts


-----------------------------------------------------------------------------------------------------------------------------
Agreement                        Parties                        Commencement Date              Type of contract
-----------------------------------------------------------------------------------------------------------------------------
Electricity                      (1) EPFAL;                     7th October, 1996              Secondment
Association                      (2) Pool Executive                                            agreement
Services Limited                 Committee; and
                                 (3) Electricity
                                 Association
                                 Services Limited.

-----------------------------------------------------------------------------------------------------------------------------
Arrangements
between EPFAL,
Electricity
Association
Services Limited
and Pool Members in
relation to the
provision of
teleswitch data.

-----------------------------------------------------------------------------------------------------------------------------

                                     Part 2
                                Novated Contracts


-----------------------------------------------------------------------------------------------------------------------------
Agreement                        Parties                        Commencement Date              Type of contract
-----------------------------------------------------------------------------------------------------------------------------
ISR Agent                        (1) EPFAL; and                 30th April, 1997               Provision of
Agreement.                       (2) Cap Gemini UK PLC.                                        audit and
                                                                                               security
                                                                                               facilities
-----------------------------------------------------------------------------------------------------------------------------
Side Agreement A                 (1) EPFAL; and                 12th August, 1997              Agreement
(relating to the                 (2) Cap Gemini UK PLC.                                        relating to the
ISR Agent                                                                                      provision of a
Agreement).                                                                                    Data Transfer
                                                                                               Service

-----------------------------------------------------------------------------------------------------------------------------
Side Agreement B                 (1) EPFAL; and                 12th August, 1997              Additional
(relating to the                 (2) Cap Gemini UK PLC.                                        Agreement
ISR Agent                                                                                      relating to the
Agreement).                                                                                    provision of a
                                                                                               Data Transfer
                                                                                               Service
-----------------------------------------------------------------------------------------------------------------------------
Profile                          (1) EPFAL; and                 21st April, 1997               Provision of
Administrator                    (2) EASL.                                                     profiling
Agreement.                                                                                     services

-----------------------------------------------------------------------------------------------------------------------------
Cap Gemini UK                    (1) EPFAL; and                 27th January,                  Amendment to ISR
Limited in relation              (2) Cap Gemini UK              1999                           Agent Agreement
to Market Domain                 Limited.
Data.
-----------------------------------------------------------------------------------------------------------------------------
Data Transfer                                                   30th July, 1997                Provision of data
Agreement (Local                  (1) EPFAL; and                                               transfer service.
User Agreement).                 (2) Precis (1487)
                                 Limited.
-----------------------------------------------------------------------------------------------------------------------------
Market Auditor                   (1) Pool Executive             22nd December,                 Provision of
Contract.                        Committee; and                 1999                           audit services in
                                 (2) Deloitte & Touche.                                        Scotland.

-----------------------------------------------------------------------------------------------------------------------------
Technical Assurance              (1) EPFAL; and                 22nd December,                 Appointment of
Agent Agreement.                 (2) Energy Settlement and      1998                           Technical
                                 Information                                                   Assurance
                                 Services.                                                     Administrator

-----------------------------------------------------------------------------------------------------------------------------
Pilot Systems                    (1) EPFAL; and                 19th April, 1999               Provision of Code
(London) Limited.                (2) Pilot Systems                                             of Practice six
                                 (London) Limited.

-----------------------------------------------------------------------------------------------------------------------------
Protocol Tester                  (1) EPFAL; and                 17th October,                  Service contract
O.S.I Services                   (2) O.S.I. Services            1996
(U.K.) Limited.                  (U.K.) Limited.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Logica UK Limited.               (1) EPFAL; and                 19th September,                Provision of
                                 (2) Logica UK Limited.         1996                           software and
                                                                                               services

-----------------------------------------------------------------------------------------------------------------------------



                                     Part 3
                                Poolit Contracts
                                      None.



                                     Part 4
                               Poolserco Contracts


-----------------------------------------------------------------------------------------------------------------------------
Agreement                        Parties                        Commencement Date              Type of contract
-----------------------------------------------------------------------------------------------------------------------------
DTSA Accession                   (1) ElectraLink                1st July, 2000                 Accession
Agreement.                       Limited; and                                                  Agreement
                                 (2) Poolserco Limited.

-----------------------------------------------------------------------------------------------------------------------------
Pool Auditor                     (1) Pricewaterhouse            20th December,                 Service contract
Contract.                        Coopers; and                   1999
                                 (2) Poolserco Limited.
-----------------------------------------------------------------------------------------------------------------------------
Andrews Consulting               (1) Andrews Consulting         1st April, 2000                Consultancy
Limited.                         Limited; and                                                  Agreement
                                 (2) Poolserco Limited.

-----------------------------------------------------------------------------------------------------------------------------
Barry Middleton.                 (1) Barry Middleton;           1st October, 1999              Consultancy
                                 and                                                           Agreement
                                 (2) Poolserco Limited.

-----------------------------------------------------------------------------------------------------------------------------
Cardinal Analysis                (1) Cardinal Analysis          1st April, 2000
Limited.                         Limited; and                                                  Consultancy
                                 (2) Poolserco Limited.                                        agreement
-----------------------------------------------------------------------------------------------------------------------------
D&A Management                   (1) D&A Management             1st April, 2000                Consultancy
Consultancy                      Consultancy                                                   agreement
Limited.                         Limited; and
                                 (2) Poolserco Limited.
-----------------------------------------------------------------------------------------------------------------------------
Cube Computer                    (1) Cube Computer              1st April, 2000                Consultancy
Consultants                      Consultants                                                   agreement
Limited.                         Limited; and
                                 (2) Poolserco
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                 Limited.
-----------------------------------------------------------------------------------------------------------------------------
Wardenregard                     (1) Wardenregard               1st April, 2000                Consultancy
Limited.                         Limited; and                                                  agreement
                                 (2) Poolserco Limited.
-----------------------------------------------------------------------------------------------------------------------------
Skills from the                  (1) Skills from the                                           Consultancy
Hill Limited.                    Hill Limited; and              1st April, 2000                agreement
                                 (2) Poolserco Limited.
-----------------------------------------------------------------------------------------------------------------------------
Ralph Sutton.                                                                                  Consultancy
                                  (1) Ralph Sutton; and         1st April, 2000                agreement
                                 (2) Poolserco Limited.
-----------------------------------------------------------------------------------------------------------------------------
David McNair.                    (1) David McNair;            1st April, 2000                Consultancy
                                 (2) Poolserco Limited.                                        agreement
-----------------------------------------------------------------------------------------------------------------------------
Intersett                        (1) Intersett                  1st April, 2000                Consultancy
Consultancy                      Consultancy                                                   agreement
Limited.                         Limited; and
                                 (2) Poolserco Limited.
-----------------------------------------------------------------------------------------------------------------------------
IMCS.                                                           1st April, 2000                Consultancy
                                 (1) IMCS; and                                                 agreement
                                 (2) Poolserco Limited.
-----------------------------------------------------------------------------------------------------------------------------
Engage Consulting                (1) Engage Consulting          1st April, 2000                Consultancy
Limited.                         Limited; and                                                  agreement
                                 (2) Poolserco Limited.
-----------------------------------------------------------------------------------------------------------------------------
                                 (1) Caskdata Limited;          1st April, 2000                Consultancy
Caskdata Limited.                and                                                           agreement
                                 (2) Poolserco Limited.
-----------------------------------------------------------------------------------------------------------------------------
Energy Procurement               (1) Energy Procurement         23rd March, 2000               Consultancy
Consultancy                      Consultancy                                                   agreement
(Surrey) Limited.                (Surrey) Limited;
                                 (2) Poolserco Limited.

-----------------------------------------------------------------------------------------------------------------------------
Nett Systems                                                    27th September,                Consultancy
Limited.                         (1) Nett Systems               1999                           agreement
                                 Limited; and
                                 (2) Poolserco Limited.
-----------------------------------------------------------------------------------------------------------------------------
EPFAL Contract                   (1) EPFAL; and                 1st November,                  Consultancy
                                 (2) Poolserco.                 1999                           agreement
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
OFGEM Contract                   (1) OFGEM; and                 2nd February,                  Consultancy
                                 (2) Poolserco.                 2000                           agreement
-----------------------------------------------------------------------------------------------------------------------------
David Warner                     (1) David Warner               1st April, 2000                Consultancy
(Partners).                      (Partners); and                                               Agreement
                                 (2) Poolserco Limited.
-----------------------------------------------------------------------------------------------------------------------------
Abbeywood                         (1) Abbeywood                 1st July, 2000                 Consultancy
International                    International                                                 Agreement
(Contracts)                      (Contracts)
Limited.                         Limited; and
                                 (2) Poolserco Limited.
-----------------------------------------------------------------------------------------------------------------------------
Dewhome Limited                  . (1) Dewhome Limited;                                        Consultancy
                                 and                            1st April, 2000                Agreement
                                 (2) Poolserco Limited.
-----------------------------------------------------------------------------------------------------------------------------
Sherrad Limited.                  (1) Sherrad Limited;          1st July, 2000                 Consultancy
                                 and                                                           Agreement
                                 (1) Poolserco Limited.
-----------------------------------------------------------------------------------------------------------------------------
HBL Computing                    (1) HBL Computing              1st July, 2000                 Consultancy
Limited.                         Limited; and                                                  Agreement
                                 (2) Poolserco Limited.
-----------------------------------------------------------------------------------------------------------------------------
Future Analysis                  (1) Future Analysis            1st July, 2000                 Consultancy
Limited.                         Limited; and                                                  Agreement
                                 (2) Poolserco Limited.

-----------------------------------------------------------------------------------------------------------------------------
FDM Group plc.                   (1) FDM Group plc; and                                        Consultancy
                                 (2) Poolserco Limited.         1st July, 2000                 Agreement
-----------------------------------------------------------------------------------------------------------------------------
SD Partners                      (1) SD Partners; and           1st July, 2000                 Consultancy
                                 (2) Poolserco Limited.                                        Agreement

-----------------------------------------------------------------------------------------------------------------------------
IMR Global.                      (1) IMR Global; and            1st July, 2000                 Consultancy
                                 (2) Poolserco Limited                                         Agreement

-----------------------------------------------------------------------------------------------------------------------------
Gem Production                   (1) Gem Production             1st July, 2000                 Consultancy
Limited.                         Limited; and                                                  Agreement
                                 (2) Poolserco Limited.

-----------------------------------------------------------------------------------------------------------------------------
Electricity                      (1) Electricity                16th June, 2000                Payroll for
Association                      Association                                                   Elexon employees
Services Limited.                Services Limited;
                                 and
                                 (2) Poolserco.
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Agresso Limited.                 (1) Agresso Limited;           12th June, 2000                Accounting
                                 and                                                           software
                                 (2) Poolserco.
-----------------------------------------------------------------------------------------------------------------------------
RDL.                             (1) RDL; and                   1st July, 2000                 Consultancy
                                 (2) Poolserco.                                                agreement
-----------------------------------------------------------------------------------------------------------------------------
Staffwise plc.                   (1) Staffwise plc; and         1st July, 2000                 Consultancy
                                 (2) Poolserco.                                                agreement
-----------------------------------------------------------------------------------------------------------------------------
Campbell Carr                    (1) Campbell Carr              1st July, 2000                 Consultancy
Limited.                         Limited; and                                                  agreement
                                 (2) Poolserco.
-----------------------------------------------------------------------------------------------------------------------------
Anite Systems                    (1) Anite Systems              1st July, 2000                 Consultancy
Limited.                         Limited; and                                                  agreement
                                 (2) Poolserco.
-----------------------------------------------------------------------------------------------------------------------------
Bentley Holland &                (1) Bentley Holland &          1st July, 2000                 Consultancy
Partners (London).               Partners (London);                                            agreement
                                 and
                                 (2) Poolserco.
-----------------------------------------------------------------------------------------------------------------------------
Denewatch Limited.               (1) Denewatch Limited;         1st July, 2000                 Consultancy
                                 and                                                           agreement
                                 (2) Poolserco.
-----------------------------------------------------------------------------------------------------------------------------

                                     Part 5
                               Retained Contracts


-----------------------------------------------------------------------------------------------------------------------------
Agreement                        Parties                        Commencement Date              Type of contract
-----------------------------------------------------------------------------------------------------------------------------
Pool Funds                       (1) EPFAL; and                 Renewed for                    Appointment of
Administrator                    (2) Pool Members, as           period beginning               Pool Funds
Contract (Schedule               defined in the                 1st April, 1998                Administrator
15 of the PSA).                  PSA.

-----------------------------------------------------------------------------------------------------------------------------
Settlement System                (1) Energy                     Not specified                  Appointment of
Administrator                    Settlements and                                               Settlement System
Contract (Schedule               Information                                                   Administrator
4 of the PSA).                   Services
                                 Limited; and
                                 (2) Pool Members, as
                                 defined in the
                                 PSA.
-----------------------------------------------------------------------------------------------------------------------------
Funds Transfer                   (1) EPFAL;                     30th March, 1990               Appointment of
Agreement.                       (2) Barclays Bank plc;                                        Pool Banker
                                 (3) Pool Members; and
                                 (4) NGC.
-----------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 6
                              Excepted Information

None.

TRANSFEREE
ELEXON Limited
EXECUTED as a deed
by Elexon Limited acting by a
director and its
secretary/two directors
                                              )
                                              )
                                              )
                                              )
                                              ..................................
                                              Director
                                              ..................................
                                              Secretary/Director

TRANSFEROR
AES Barry Limited
EXECUTED as a deed
by AES Barry Limited acting
by a director and its
secretary/two directors
                                              )
                                              )
                                              )
                                              )
                                              ..................................
                                              Director
                                              ..................................
                                              Secretary/Director


AES Drax Power Limited
EXECUTED as a deed
by AES Drax Power Limited
acting by a director and its
secretary/two directors
                                              )
                                              )
                                              )
                                              )
                                              ..................................
                                              Director
                                              ..................................
                                              Secretary/Director

AES Fifoots Point Limited
EXECUTED as a deed
by AES Fifoots Point Limited
acting by a director and its
secretary/two directors
                                              )
                                              )
                                              )
                                              )
                                              ..................................
                                              Director
                                              ..................................
                                              Secretary/Director

AES Indian Queens Power Limited
EXECUTED as a deed
by AES Indian Queens Power
Limited acting by a director
and its secretary/two
directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director


AES Power Direct (UK) Limited
EXECUTED as a deed
by AES Power Direct (UK)
Limited acting by a director
and its secretary/two
directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Alcan Aluminium UK Limited
EXECUTED as a deed
by Alcan Aluminium UK Limited
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Amerada.co.uk Limited
EXECUTED as a deed
by Amerada.co.uk Limited
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................

Secretary/Director

Amerada Hess Gas (Domestic) Limited
EXECUTED as a deed
by Amerada Hess Gas
(Domestic) Limited acting by
a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Amerada Hess Gas Limited
EXECUTED as a deed
by Amerada Hess Gas Limited
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Anglian Power Generators Limited
EXECUTED as a deed
by Anglian Power Generators
Limited acting by a director
and its secretary/two
directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Aquila Energy Supplies Limited
EXECUTED as a deed
by Aquila Energy Supplies
Limited acting by a director
and its secretary/two
directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director

Atlantic Energy (UK) plc
EXECUTED as a deed
by Atlantic Energy (UK) plc
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Barking Power Limited
EXECUTED as a deed
by Barking Power Limited
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
BP Chemicals Limited
EXECUTED as a deed
by BP Chemicals Limited
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
British Energy Generation Limited
EXECUTED as a deed
by British Energy Generation
Limited acting by a director
and its secretary/two
directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director

British Energy Retail Markets Limited
EXECUTED as a deed
by British Energy Retail
Markets Limited acting by a
director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
British Gas Trading Ltd
EXECUTED as a deed
by British Gas Trading Ltd
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
British Nuclear Fuels plc
EXECUTED as a deed
by British Nuclear Fuels plc
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Cinergy Global Power (UK) Limited
EXECUTED as a deed
by Cinergy Global Power (UK)
Limited acting by a director
and its secretary/two
directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director

Cinergy Global Trading Limited
EXECUTED as a deed
by Cinergy Global Trading
Limited acting by a director
and its secretary/two
directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Citigen (London) Limited
EXECUTED as a deed
by Citigen (London) Limited
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Commercial Electricity Supplies Limited
EXECUTED as a deed
by Commercial Electricity
Supplies Limited acting by a
director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Corby Power Limited
EXECUTED as a deed
by Corby Power Limited acting
by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director

Coryton Energy Company, Ltd.
EXECUTED as a deed
by Coryton Energy Company,
Ltd acting by authorised
signatory(ies) under its
authority
)
)
)
)
 ..................................
Authorised signatory
 ..................................
Authorised signatory
Cottam Development Centre Limited
EXECUTED as a deed
by Cottam Development Centre
Limited acting by a director
and its secretary/two
directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Damhead Creek Limited
EXECUTED as a deed
by Damhead Creek Limited
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Deeside Power Development Company Limited
EXECUTED as a deed
by Deeside Power Development
Company Limited acting by a
director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director

Derwent Cogeneration Limited
EXECUTED as a deed
by Derwent Cogeneration
Limited acting by a director
and its secretary/two
directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Eastern Electricity plc
EXECUTED as a deed
by Eastern Electricity plc
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Eastern Energy Limited
EXECUTED as a deed
by Eastern Energy Limited
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Economy Power Limited
EXECUTED as a deed
by Economy Power Limited
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director

Edison First Power Limited
EXECUTED as a deed
by Edison First Power Limited
acting by authorised
signatory(ies) under its
authority
)
)
)
)
 ..................................
Authorised signatory
 ..................................
Authorised signatory
Eggborough Power Limited
EXECUTED as a deed
by Eggborough Power Limited
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Electricite de France, Service National
EXECUTED as a deed
by Electricite de France,
Service National acting by
authorised signatory(ies)
under its authority
)
)
)
)
 ..................................
Authorised signatory
 ..................................
Authorised signatory
Electricity Direct (UK) Limited
EXECUTED as a deed
by Electricity Direct (UK)
Limited acting by a director
and its secretary/two
directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director

Enfield Energy Centre Limited
EXECUTED as a deed
by Enfield Energy Centre
Limited acting by a director
and its secretary/two
directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Enron Direct Limited
EXECUTED as a deed
by Enron Direct Limited
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Enron Gas & Petrochemicals Trading Limited
EXECUTED as a deed
by Enron Gas & Petrocemicals
Trading Limited acting by a
director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Enron Teesside Operations Limited
EXECUTED as a deed
by Enron Teeside Operations
Limited acting by a director
and its secretary/two
directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director

Fellside Heat and Power Limited
EXECUTED as a deed
by Fellside Heat and Power
Limited acting by a director
and its secretary/two
directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Fibrothetford Limited
EXECUTED as a deed
by Fibrothetford Limited
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
First Hydro Company
EXECUTED as a deed
by First Hydro Company acting
by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Fortum Direct Ltd
EXECUTED as a deed
by Fortum Direct Ltd acting
by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director

Great Yarmouth Power Limited
EXECUTED as a deed
by Great Yarmouth Power
Limited acting by a director
and its secretary/two
directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Heartlands Power Limited
EXECUTED as a deed
by Heartlands Power Limited
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Humber Power Limited
EXECUTED as a deed
by Humber Power Limited
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
ICI Chemicals & Polymers Limited
EXECUTED as a deed
by ICI Chemicals & Polymers
Limited acting by a director
and its secretary/two
directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director

Impkemix Energy Limited
EXECUTED as a deed
by Impkemix Energy Limited
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Independent Energy UK Limited
EXECUTED as a deed
by Independent Energy UK
Limited acting by a director
and its secretary/two
directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Innogy
EXECUTED as a deed
by Innogy acting by a
director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Keadby Generation Limited
EXECUTED as a deed
by Keadby Generation Limited
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director

Killingholme Power Limited
EXECUTED as a deed
by Killingholme Power Limited
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Lakeland Power Limited
EXECUTED as a deed
by Lakeland Power Limited
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
London Electricity plc
EXECUTED as a deed
by London Electricity plc
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
London Energy Company Limited
EXECUTED as a deed
by London Energy Company
Limited acting by a director
and its secretary/two
directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director

Midlands Electricity plc
EXECUTED as a deed
by Midlands Electricity plc
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Midlands Gas Limited
EXECUTED as a deed
by Midlands Gas Limited
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
National Power (Cogeneration Trading) Limited
EXECUTED as a deed
by National Power
(Cogeneration Trading)
Limited acting by a director
and its secretary/two
directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
National Power (Energy Co.) Limited
EXECUTED as a deed
by National Power (Energy
Co.) Limited acting by a
director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director

National Power plc
EXECUTED as a deed
by National Power plc acting
by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Nitrogen Two Ltd
EXECUTED as a deed
by Nitrogen Two Ltd acting by
a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Northern Electric plc
EXECUTED as a deed
by Northern Electric plc
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
NORWEB plc
EXECUTED as a deed
by NORWEB plc acting by a
director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Peterborough Power Limited

EXECUTED as a deed
by Peterborough Power Limited
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
PowerGen CHP Limited
EXECUTED as a deed
by PowerGen CHP Limited
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
PowerGen Energy plc
EXECUTED as a deed
by PowerGen Energy plc acting
by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
PowerGen UK plc
EXECUTED as a deed
by PowerGen UK plc acting by
a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Regional Power Generators Limited
EXECUTED as a deed
by Regional Power Generators
Limited acting by a director
and its secretary/two
directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director

Rocksavage Power Company, Limited
EXECUTED as a deed
by Rocksavage Power Company,
Limited acting by authorised
signatory(ies) under its
authority
)
)
)
)
 ..................................
Authorised signatory
 ..................................
Authorised signatory
Saltend Cogeneration Company Limited
EXECUTED as a deed
by Saltend Cogeneration
Company Limited acting by a
director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Scottish and Southern Energy plc
EXECUTED as a deed
by Scottish and Southern
Energy plc acting by a
director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Scottish Power plc
EXECUTED as a deed
by Scottish Power plc acting
by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director

Seabank Power Limited
EXECUTED as a deed
by Seabank Power Limited
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
SEEBOARD plc
EXECUTED as a deed
by SEEBOARD plc acting by a
director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Severn Trent Energy Limited
EXECUTED as a deed
by Severn Trent Energy
Limited acting by a director
and its secretary/two
directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Sheffield Heat and Power Limited
EXECUTED as a deed
by Sheffield Heat and Power
Limited acting by a director
and its secretary/two
directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director

Shell Power Limited
EXECUTED as a deed
by Shell Power Limited acting
by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Slough Energy Supplies Limited
EXECUTED as a deed
by Slough Energy Supplies
Limited acting by a director
and its secretary/two
directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
South Coast Power Limited
EXECUTED as a deed
by South Coast Power Limited
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Southern Electric plc
EXECUTED as a deed
by Southern Electric plc
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director

South Wales Electricity plc
EXECUTED as a deed
by South Wales Electricity
plc acting by a director and
its secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
South Western Electricity plc
EXECUTED as a deed
by South Western Electricity
plc acting by a director and
its secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
SSE Energy Limited
EXECUTED as a deed
by SSE Energy Limited acting
by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Sutton Bridge Power
EXECUTED as a deed
by Sutton Bridge Power acting
by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director

Teesside Power Limited
EXECUTED as a deed
by Teesside Power Limited
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
The Renewable Energy Company Limited
EXECUTED as a deed
by The Renewable Energy
Company Limited acting by a
director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
TXU Europe Merchant Generation Limited
EXECUTED as a deed
by TXU Europe Merchant
Generation Limited acting by
a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
U.K. Electric Power Limited
EXECUTED as a deed
by U.K. Electric Power
Limited acting by a director
and its secretary/two
directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director

Utility Link Limited
EXECUTED as a deed
by Utility Link Limited
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Western Gas Limited
EXECUTED as a deed
by Western Gas Limited acting
by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Winterton Power Limited
EXECUTED as a deed
by Winterton Power Limited
acting by a director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director
Yorkshire Electricity Group plc
EXECUTED as a deed
by Yorkshire Electricity
Group plc acting by a
director and its
secretary/two directors
)
)
)
)
 ..................................
Director
 ..................................
Secretary/Director

                                    THE ANNEX
                                 Physical Assets

TFixed Asset Details as at 31 July 2000

Asset Types:                                                                    Depn Rate
FF Fixtures & Fittings                                                          25.0%               B = FY97/98
LI Leasehold Improvement                                                        25.0%               C = FY98/99
OF Office Furniture                                                             25.0%               D = FY98/99
CE Computer Equipment                                                           33.3%


Ref      Description                                   Type      Acq Date         Acq Cost          Depreciation
                                                                                                    Method Rate WDV

A1       Storage wall                                   LI       09-Sep-96         17,495           SL 25% 729
A2       Data/Electrics                                 LI       09-Sep-96         22,526           SL 25% 939
A3       Partitioning                                   FF       09-Sep-96         36,757           SL 25% 1,532
A4       Conference tables/reception desk               OF       09-Sep-96         22,441           SL 25% 935
A5       Blinds                                         FF       30-Sep-96         5,854            SL 25% 244
A6       Furniture(including installation cost)         0F       30-Sep-96         51,842           SL 25% 2,160
A7       Kitchen - fit out and equipment                FF       30-Sep-96         10,201           SL 25% 425
A8       Chairs                                         OF       30-Sep-96         14,342           SL 25% 598
A9       Alarm systems                                  LI       30-Sep-96         390              SL 25% 16
B1       Furniture including installation cost)OF 28-Mar-98 47,001 SL 25% 19,584
C1 Furniture (including installation cost) OF 24-Apr-98 39,980 SL 25% 17,491
C2 Furniture (Office Move) OF 22-Jun-98 55,333 SL 25% 26,514
C3 Furniture (Office Move) OF 22-Jul-98 4,221 SL 25% 2,110
C4 Furniture (Office Move) OF 27-May-98 17,167 SL 25% 7,867
C5 Furniture (Office Move) OF 31-Jul-98 2,393 SL 25% 1,196

Ref # Description      Type     Acq Date     Acq Cost      Depreciation
                                                           Method Rate      WDV

C6 Furniture (Office Move) OF 31-Jul-98 2,393 SL 25% 1,196
C7 Furniture (Office Move) OF 30-Jul-98 17,167 SL 25% 8,582
C8 Auto mailing System CE 23-Jun-98 13,756 SL 33% 4,213
C9 Furniture (Harney) OF 28-Jul-98 20,000 SL 25% 10,000
C10 Copiers CE 09-Sep-98 37,495 SL 33% 12,947
C11 SJ Berwin & Co OF 21-Aug-98 500 SL 25% 260
C12 Funiture (office move, Harvey) OF 01-Sep-98 57,010 SL 25% 29,692 C13 Funiture (office move, Harvey) OF 28-Aug-98 8,441 SL 25% 4,396 C14 Funiture (office move, Harvey) OF 28-Aug-98 2,393 SL 25% 1,246 C15 Funiture (office move, Harvey) OF 01-Sep-98 17,167 SL 25% 8,941 C16 Funiture (office move, Harvey) OF 01-Sep-98 59,959 SL 25% 31,228 C17 Funiture (office move, Harvey) OF 01-Sep-98 930 SL 25% 484
C18 Funiture (office move, Harvey) OF 01-Sep-98 55,333 SL 25% 28,819 C19 Funiture (office move, Advance) OF 28-Aug-98 17,919 SL 25% 9,333 C20 Funiture (office move, Hobart) OF 03-Sep-98 2,629 SL 25% 1,369 C21 Funiture (office move, Archive) OF 18-Aug-98 4,400 SL 25% 2,292 C22 Funiture (office move, Harvey) OF 02-Oct-98 3,979 SL 25% 2,155 C23 Funiture (office move, Harvey) OF 24-Sep-98 3,635 SL 25% 1,969 C24 Funiture (office move, Harvey) OF 25-Sep-98 19,107 SL 25% 10,350 C25 Telepnone Equip (BT) CE 26-Oct-98 39,710 SL 33% 16,569
C26 Funiture (office move, Harvey) OF 11-Nov-98 3,326 SL 25% 1,871 C27 Funiture (office move, Harvey) OF 12-Nov-98 6,580 SL 25% 3,701 C28 Funiture (office move, Harvey) OF 12-Nov-98 38,214 SL 25% 21,495 C29 Funiture (office move, Harvey) OF 12-Nov-98 7,958 SL 25% 4,476 C30 Funiture (office move, Harvey) OF 12-Nov-98 9,696 SL 25% 5,454 C31 Funiture (office move, Harvey) OF 27-Nov-98 4,776 SL 25% 2,786 C32 Funiture (office move, Harvey) OF 27-Nov-98 3,326 SL 25% 1,940

Ref # Description                Type            Acq Date Acq Cost Depreciation
Method Rate WDV
C33 Fixtures & Fittings (Shimizu) FF 18-Nov-98 17,329 SL 25% 10,109
C34 Fixtures & Fittings (Shimizu) FF 18-Nov-98 400 SL 25% 233
C35 Fixtures & Fittings (Shimizu) FF 18-Nov-98 1,064 SL 25% 621
C36 Fixtures & Fittings (WJ White Ltd) FF 18-Dec-98 3,749 SL 25% 2,265
C37 Funiture (Harvey) OF 26-Feb-99 11,190 SL 25% 7,227
C38 Fixtures & Fittings (Harvey) FF 16-Mar-99 11,250 SL 25% 7,500
D39 Fixtures & Fittings (Harvey) FF 12-Aug-99 20,545 SL 25% 15,836
D41 Copiers CE 30-Sep-99 25,995 SL 33% 18,781
TOTAL NET BOOK VALUE 372,678
Accum Depn
Fixed Assets at Cost 1/4/2000 -Less
Accumulated Depreciation 1/4/200 (446,577)
Less Year to Date Depn to 31/8/2000 (78,008)
Closing Fixed Assets Book Value 31/8/2000
Ledger 919,765
check 919,765 jnled
Adj Ledger -

Assets

TYPE     MANUFACTURER / MODEL SERIAL NO                       LOCATION
Access Control System Access Control System n/a Triton Square
Coffee   Machines Coffee Pots & Equipement n/a Triton Square
Computer Compaq Deskpro 2000 8946CKP30529 Triton Square
Computer Compaq Deskpro 2000 8753BPD30071
Computer Hewlett Packard Vectra VE Series 2 FR63061362
Computer Hewlett Packard Vectra VE Series 2 FR63061027
Computer Compaq Deskpro 2000 8748BK621540
Computer Compaq Deskpro 2000 8850CCJ50685
Computer Compaq Deskpro 2000 8820BYN33951
Computer Digital Venturis 575 PC54906852
Computer Hewlett Packard Vectra VL 71075411
Computer Compaq Deskpro 2000 8746BK20946
Computer Hewlett Packard Vectra VE Series 2 FR76308894449 Triton Square Computer Compaq Deskpro 2000 8750BK625950 Triton Square
Computer Compaq Deskpro 2000 Triton Square
Computer Compaq Deskpro 2000 8903CCT457 Triton Square
Computer Compaq Deskpro 2000 8948CTD40683 Triton Square
Computer Compaq Deskpro 2000 871HVT58214 Triton Square
Computer Hewlett Packard Vectra VE Series 2 Triton Square
Computer Hewlett Packard Vectra VL Triton Square
Computer Hewlett Packard Vectra VL FR1051560 Triton Square
Computer Compaq Deskpro 2000 8716H-5003 Triton Square

Assets

TYPE MANUFACTURER / MODEL SERIAL NO LOCATION

Computer Compaq Prolinea 5100e Triton Square
Computer Compaq Deskpro 2000 7738K58----- Triton Square
Computer Compaq Deskpro 2000 7738K58 Triton Square
Computer Compaq Deskpro 2000 8946CKP30583 Triton Square
Computer Compaq Deskpro 2000 8716HVT85294 Triton Square
Computer Compaq Deskpro 2000 Triton Square
Computer Compaq Deskpro 2000 8923CCK40082 Triton Square
Computer Compaq Deskpro 2000 Triton Square
Computer Compaq Deskpro 2000 876HVT85057 Triton Square
Computer Compaq Deskpro 2000 8876HVT85057 Triton Square
Computer Hewlett Packard Vectra VE Series 2 FR71050557 Triton Square Computer Compaq Deskpro 2000 Triton Square
Computer Hewlett Packard Vectra VE Series 2 FR63061360 Triton Square Computer Hewlett Packard Vectra VE Series 2 FR63061354 Triton Square Computer Hewlett Packard Vectra VE Series 2 Triton Square
Computer Compaq Deskpro 2000 8948CTD40672 Triton Square
Computer Hewlett Packard Vectra VL FR71076852 Triton Square
Computer Hewlett Packard Vectra VL Triton Square
Computer Compaq Prolinea 5100e 8545HTC20331 Triton Square
Computer Hewlett Packard Vectra VL FR72267115 Triton Square
Computer Compaq Deskpro 2000 88298BYN326 Triton Square
Computer Compaq Deskpro 2000 8008CTD40480 Triton Square
Computer Hewlett Packard Vectra VE Series 2 FR64256463 Triton Square Computer Hewlett Packard Vectra VE Series 2 98/2/281 Triton Square Computer Hewlett Packard Vectra VE Series 2 98/G/38 Triton Square

Assets

TYPE MANUFACTURER / MODEL SERIAL NO LOCATION

Computer Hewlett Packard Vectra VL 98/2/219 Euston Road
Computer Hewlett Packard Vectra VE Series 2 98/G/54 Euston Road Computer Hewlett Packard Vectra VE Series 2 98/2/243 Euston Road Computer Hewlett Packard Vectra VL 98/2/260 Euston Road
Computer Hewlett Packard Vectra VL 98/2/215 Euston Road
Computer Hewlett Packard Vectra VL 98/G/24 Euston Road
Computer Hewlett Packard Vectra VL 98/G/47 Euston Road
Computer Hewlett Packard Vectra VL 98/2/241 Euston Road
Computer Compaq Prolinea 5100e 8545HTC20368 Triton Square
Computer Hewlett Packard Vectra VL FR70894462 Triton Square
Computer Hewlett Packard Vectra VE Series 2 KR64759413 Triton Square Computer Hewlett Packard Vectra VL FR63061023 Triton Square
Computer Hewlett Packard Vectra VE Series 2 FR68236193 Triton Square Computer Hewlett Packard Vectra VE Series 2 FR68361393 Triton Square Computer Hewlett Packard Vectra VE Series 2 FR63061398 Triton Square Computer Hewlett Packard Vectra VE Series 2 FR63061398 Triton Square Computer Hewlett Packard Vectra VL FR71050555 Triton Square
Computer Hewlett Packard Vectra VE Series 2 FR63861175 Triton Square Computer Compaq Prolinea 5100e 8545HTC20649 Triton Square
Computer Hewlett Packard Vectra VL FR71076774 Triton Square
Computer Hewlett Packard Vectra VE Series 2 FR6301029 Triton Square Computer Hewlett Packard Vectra VE Series 2 FR63061359 Triton Square Computer Hewlett Packard Vectra VL FR71076857 Triton Square
Computer Compaq Prolinea 5100e 85445511TC20327 Euston Road
Computer Compaq Deskpro 2000 8748BK622457 Triton Square

Assets

TYPE MANUFACTURER / MODEL SERIAL NO LOCATION

Computer Compaq Deskpro 2000 8746BK620953 Triton Square
Computer Hewlett Packard Vectra VL FR64256466 Triton Square
Computer Hewlett Packard Vectra VL Triton Square
Computer Hewlett Packard Vectra VL KR62711631 Triton Square
Computer Hewlett Packard Vectra VL FR72480848 Triton Square
Computer Hewlett Packard Vectra VE Series 2 Euston Road
Computer Compaq Deskpro 2000 8750BK52H338 Euston Road
Computer Hewlett Packard Vectra VL Euston Road
Computer Compaq Deskpro 2000 8715HVT85197 Triton Square
Computer Compaq Prolinea 5100e 8545HTC20345 Triton Square
Computer Hewlett Packard Vectra VE Series 2 8706BBD41009 Triton Square Computer Hewlett Packard Vectra VE Series 2 FR63831171 Triton Square Computer Compaq Deskpro 2000 8750BK625975 Triton Square
Computer Compaq Deskpro 2000 8946CKP30550 Triton Square
Computer Hewlett Packard Vectra VE Series 2 FR630361404 Triton Square Computer Compaq Deskpro 2000 8716HTV85210 Triton Square
Computer Hewlett Packard Vectra VE Series 2 Triton Square
Computer Compaq Deskpro 5166 MMX 7728BK520031 Triton Square
Computer Compaq Deskpro 2000 8008CTD40462 Triton Square
Computer Hewlett Packard Vectra VL FR4256463 Triton Square
Computer Compaq Prolinea 5100e PC548005557 Triton Square
Computer Hewlett Packard Vectra VE Series 2 FR63061051 Triton Square Computer Hewlett Packard Vectra VE Series 2 Triton Square
Computer Hewlett Packard Vectra VL FR7116791 Triton Square
Computer Hewlett Packard Vectra VL FR64088908 Triton Square
Computer Hewlett Packard Vectra VL FR72267105 Triton Square

Assets

Type Manufacturer / Model Serial No Location

Computer Hewlett Packard Vectra VE Series 2 FR63061174 Triton Square Computer Hewlett Packard Vectra VL FR91072419 Triton Square
Computer Hewlett Packard Vectra VE Series 2 FR63061031 Triton Square Computer Hewlett Packard Vectra VE Series 2 Triton Square
Computer Hewlett Packard Vectra VE Series 2 FR63061361 Triton Square Computer Hewlett Packard Vectra VE Series 2 FR63861358 Triton Square Computer Hewlett Packard Vectra VE Series 2 FR63061003 Triton Square Computer Hewlett Packard Vectra VE Series 2 Triton Square
Computer Compaq Prolinea 5100e Triton Square
Computer Hewlett Packard Vectra VE Series 2 FR63861019 Triton Square Computer Compaq Deskpro 2000 Triton Square
Computer Compaq Deskpro 2000 Triton Square
Computer Compaq Deskpro 2000 8946CKP30627 Triton Square
Computer Dell Dimension XPS R400 NFCVL39347697 Triton Square Computer Compaq Deskpro 2000 8948CTD40675 Triton Square
Computer Hewlett Packard Vectra VE Series 2 FR63061309 Triton Square Computer Compaq Deskpro 2000 8946CKP30573 Triton Square
Computer Digital Venturis 575 FR64088902 Triton Square
Computer Hewlett Packard Vectra VL FR72394458 Triton Square
Computer Hewlett Packard Vectra VE Series 2 FR63061033 Triton Square Computer Hewlett Packard Vectra VL N/A Triton Square
Computer Hewlett Packard Vectra VL FR70894455 Triton Square
Computer Compaq Deskpro 2000 Triton Square
Computer Hewlett Packard Vectra VE Series 2 FR63061364 Triton Square Computer Hewlett Packard Vectra VE Series 2 98/G/73 Euston Road

Assets

Type Manufacturer / Model Serial No Location

Computer Hewlett Packard Vectra VE Series 2 98/1/19 Euston Road Computer Digital Venturis 575 PC54805502 Euston Road
Computer Digital Venturis 575 PC54805542 Euston Road
Computer Digital Venturis 575 PC54803790 Euston Road
Computer Hewlett Packard Vectra VL 982205 Euston Road
Computer Compaq Prolinea 5100e CEOFA089 Euston Road
Computer Hewlett Packard Vectra VL 98/1/27 Euston Road
Computer Digital Venturis 575 98/2/119 Euston Road
Computer Hewlett Packard Vectra VL 98/2/228 Euston Road
Computer Digital Venturis 575 Euston Road
Computer Digital Venturis 575 98/2/287 Euston Road
Computer Hewlett Packard Vectra VE Series 2 FR63061356 Euston Road Computer Hewlett Packard Vectra VE Series 2 98/G/39 Euston Road Computer Digital 5100 98/G/93 Euston Road
Computer Hewlett Packard Vectra VE Series 2 98/G/26 Euston Road Computer Hewlett Packard Vectra VE Series 2 98/G/1 Euston Road Computer Digital Venturis 575 PC54803810 Euston Road
Computer Digital Venturis 575 PC54906890 Euston Road
Computer Digital Venturis 575 PC54805502 Euston Road
Computer Digital Venturis 575 PC54805565 Euston Road
Computer Digital Venturis 575 PC54906898 Euston Road
Computer Digital Venturis 575 PC54906864 Euston Road
Computer Digital Venturis 575 PC5480508 Euston Road
Computer Digital Venturis 575 PC54805529 Euston Road
Computer Digital Venturis 575 PC54804296 Euston Road

Assets

Type Manufacturer / Model Serial No Location

Computer Digital Venturis 575 PC61708424 Euston Road
Computer Digital Venturis 575 PC54805527 Euston Road
Computer Digital Venturis 575 PC54803781 Euston Road
Computer Digital Venturis 575 PC54906856 Euston Road
Computer Digital Venturis 575 9C554805520 Triton Square
Computer Hewlett Packard Vectra VE Series 2 FR63061403 Triton Square Computer Hewlett Packard Vectra VE Series 2 FR6306027 Triton Square Computer Compaq Deskpro 2000 7728BK52011 Triton Square
Computer Hewlett Packard Vectra VL FR71676774 Triton Square
Computer Hewlett Packard Vectra VL FR638610221 Triton Square
Computer Compaq Deskpro 2000 8712HVT80209 Triton Square
Computer Compaq Deskpro 2000 8850CCJ50711 Triton Square
Computer Compaq Deskpro 2000 Euston Road
Computer Gateway 2000 P5 120 433765 Euston Road
Computer Compaq Prolinea 5100e Triton Square
Computer Hewlett Packard Vectra VL FR71385717 Triton Square
Computer Compaq Deskpro 2000 8750BK625980 Triton Square
Computer Hewlett Packard Vectra VA Series 2 FR63052869 Triton Square Computer Hewlett Packard Vectra VL FR7094448 Triton Square
Computer Hewlett Packard Vectra VE Series 2 FR63061351 Triton Square Computer Hewlett Packard Vectra VE Series 2 FR530661351 Triton Square Computer Hewlett Packard Vectra VL FR10720409 Triton Square
Computer Compaq Prolinea 5100e 8545HTC20352 Triton Square
Computer Compaq Deskpro 2000 8716HTV84320 Triton Square
Computer Compaq Deskpro 2000 8716HVT84320 Triton Square

Assets

Type Manufacturer / Model Serial No Location

Computer Hewlett Packard Vectra VE Series 2 FR63052861 Triton Square Computer Hewlett Packard Vectra VE Series 2 KR64762210 Triton Square Copier Tektronic Phaser 500 Triton Square
Copier Canon CP660 ULW00487 Triton Square
Copier Canon GP215 166007196 Triton Square
Digital Camera Sony Digital Mavica FD71 3-050-482-01 Triton Square Docking Station Toshiba P82714U 8619940 Euston Road
Docking Station Compaq 2925 N/A Euston Road
Docking Station Compaq 2815 136945002 Euston Road
Fax Machine Ricoh 4700L E0560900185 Triton Square
Fax Machine Ricoh 4700L E0576200343 Triton Square
Fax Machine Canon L770 CO404117 Triton Square
Fax Machine Infotech HC53675 4830760073 Triton Square
Fax Machine Panafax 1970400293 Triton Square
Fax Machine Canon L300 BLZ23157 Triton Square
Fax Machine Toshiba TF831 97090016 Triton Square
Fax Machine Ricoh 4700L E056090031 Triton Square
Fax Machine Ricoh 3700L V3486800156 Triton Square
Fax Machine Muratec MF150 D6546090006005 Triton Square
Fax Machine Canon L600 BBY50928 Triton Square
Fax Machine Infotech 3675 4837760075 Triton Square
Fax Machine Canon L600 98/2/131 Euston Road
Fax Machine Infotech HC53675 760075 Euston Road
Fax Machine Panasonic UF-550AB Euston Road
Fax Machine Canon L600 982316 Euston Road

Assets

Type Manufacturer / Model Serial No Location

Franking Machine 335 Plus 609189N Triton Square
Franking Machine Ascom Hasler 220 Plus 533472L Triton Square Franking Machine Scale Postal Scales DYN20693 Triton Square Fridge Decby n/a Triton Square
Fridge Electra Electra n/a Triton Square
Microwave Brother MF400 n/a Triton Square
Microwave Phillips VIP27 n/a Triton Square
Microwave Phillips n/a Triton Square
Monitor Digital PCXBV-KA 7C54044690 Triton Square
Monitor Dell D825TM 6123911
Monitor Compaq V55 751BF23AF384
Monitor Hewlett Packard Ultra VGA 1280 KR64864797
Monitor Hewlett Packard Ultra VGA 1280 KR61902929
Monitor Compaq V500 921BJ11AJ606
Monitor Compaq P50 711BC114C761
Monitor Hewlett Packard Ultra VGA 1280 98/2/261 Triton Square Monitor Hewlett Packard Ultra VGA 1280 KR6519448 Triton Square Monitor Digital PCXBV-KA 7C44900791 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 7C54248226 Triton Square Monitor Hewlett Packard Ultra VGA 1280 KR633897875 Triton Square Monitor Hewlett Packard Ultra VGA 1280 KR62001851 Triton Square Monitor Hewlett Packard Ultra VGA 1280 KR622883448 Triton Square Monitor Digital PCXBV-KA 7C440038 Triton Square
Monitor Digital PCXBV-KA 7C53945220 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 KR70840589 Triton Square

Assets

Type Manufacturer / Model Serial No Location

Monitor Hewlett Packard Ultra VGA 1280 KR65`95351 Triton Square Monitor Dell D1226H 59120-C64A0 Triton Square
Monitor Compaq 150 519BC05CC178 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 KR63897877 Triton Square Monitor Hewlett Packard Ultra VGA 1280 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 KR6711727 Triton Square Monitor Hewlett Packard Ultra VGA 1280 KR62003228 Triton Square Monitor Hewlett Packard Ultra VGA 1280 Triton Square
Monitor Compaq V55 752BF23AG071 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 KR70456942 Euston Road Monitor Hewlett Packard Ultra VGA 1280 KR62711579 Triton Square Monitor Compaq P50 711BC11UL712 Triton Square
Monitor Digital PCXBV-KA 7C5428188 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 KR64864801 Triton Square Monitor Hewlett Packard Ultra VGA 1280 KR62283446 Triton Square Monitor Digital PCXBV-KA 7C44800131 Triton Square
Monitor Digital PCXBV-KA Triton Square
Monitor Digital PCXBV-KA 7C54249785 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 KR65195357 Triton Square Monitor Hewlett Packard Ultra VGA 1280 KR62003223 Triton Square Monitor Hewlett Packard Ultra VGA 1280 KR62003223 Triton Square Monitor Hewlett Packard Ultra VGA 1280 KR65195356 Triton Square Monitor Digital VT 420 7C54248209 Triton Square
Monitor Digital PCXBV-KA 7C53945244 Triton Square
Monitor Digital PCXBV-KA Triton Square

Assets

Type Manufacturer / Model Serial No Location

Monitor Hewlett Packard Ultra VGA 1280 KR62001822 Triton Square Monitor Digital PCXBV-KA 98/2/118 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 98/2/210 Triton Square Monitor Hewlett Packard Ultra VGA 1280 98/1/38 Triton Square Monitor Digital PCXBV-KA 7C54249777 Euston Road
Monitor Hewlett Packard Ultra VGA 1280 98/G/34 Euston Road Monitor Digital PCXBV-KA 7C54248195 Euston Road
Monitor Hewlett Packard Ultra VGA 1280 KR65211628 Euston Road Monitor Digital PCXBV-KA 98/2/155 Euston Road
Monitor Digital PCXBV-KA 98/2/268 Euston Road
Monitor Hewlett Packard Ultra VGA 1280 KR63253785 Euston Road Monitor Digital PCXBV-KA 98/2/313 Euston Road
Monitor Hewlett Packard Ultra VGA 1280 KR70562165 Triton Square Monitor Hewlett Packard Ultra VGA 1280 KR62711731 Triton Square Monitor Digital PCXBV-KA 7C53945241 Triton Square
Monitor Digital PCXBV-KA Triton Square
Monitor Hewlett Packard Ultra VGA 1280 KR63897881 Triton Square Monitor Hewlett Packard Ultra VGA 1280 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 Triton Square
Monitor Digital PCXBV-KA 7C54248886 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 KR65195358 Triton Square Monitor Hewlett Packard Ultra VGA 1280 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 KR62283442 Triton Square Monitor Hewlett Packard Ultra VGA 1280 KR62711576 Triton Square Monitor Hewlett Packard Ultra VGA 1280 KR62283439 Triton Square Monitor Hewlett Packard Ultra VGA 1280 KR64864796 Triton Square

Assets

Type Manufacturer / Model Serial No Location

Monitor Hewlett Packard Ultra VGA 1280 KR62002138 Triton Square Monitor Hewlett Packard Ultra VGA 1280 N/A Triton Square
Monitor Digital PCXBV-KA 7C54247952 Triton Square
Monitor Compaq V55 803BF26AN446 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 KR62283448 Triton Square Monitor Hewlett Packard Ultra VGA 1280 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 FR72483848 Triton Square Monitor Hewlett Packard Ultra VGA 1280 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 Euston Road
Monitor Compaq V75 829CF24AE578 Triton Square
Monitor Digital PCXBV-KA 7C45101453 Triton Square
Monitor Compaq 5900 920GCS4EA764 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 KR61902298 Triton Square Monitor Digital PCXBV-KA 7C54248205 Triton Square
Monitor Digital PCXBV-KA 7C53945863 Triton Square
Monitor Digital PCXBV-KA 7C45102131 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 KR62711641 Triton Square Monitor Compaq P50 7C542148228 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 KR62283449 Triton Square Monitor Compaq P50 7111BC114UL721 Triton Square
Monitor Compaq V55 806BF23BA569 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 KR622834444 Triton Square Monitor Hewlett Packard Ultra VGA 1280 KR62283443 Triton Square Monitor Hewlett Packard Ultra VGA 1280 KR61903217 Triton Square Monitor Hewlett Packard Ultra VGA 1280 KR62711732 Triton Square Monitor Digital PCXBV-KA 7C53945220 Triton Square

Assets

Type Manufacturer / Model Serial No Location

Monitor Hewlett Packard Ultra VGA 1280 KR4864793 Triton Square Monitor Hewlett Packard Ultra VGA 1280 KR64864793 Triton Square Monitor Hewlett Packard Ultra VGA 1280 KR65195354 Triton Square Monitor Hewlett Packard Ultra VGA 1280 KR62283438 Triton Square Monitor Hewlett Packard Ultra VGA 1280 KR61903214 Triton Square Monitor Hewlett Packard Ultra VGA 1280 KR61703214 Triton Square Monitor Hewlett Packard Ultra VGA 1280 KR62002143 Triton Square Monitor Digital PCXBV-KA 711BC11UL037 Triton Square
Monitor Compaq P50 Triton Square
Monitor Digital PCXBV-KA 7C5424207 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 KR62283441 Triton Square Monitor Hewlett Packard Ultra VGA 1280 KR62079393 Triton Square Monitor Hewlett Packard Ultra VGA 1280 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 KR62283445 Triton Square Monitor Dell D1226H 59120C64AZ Triton Square
Monitor Hewlett Packard Ultra VGA 1280 KR64759411 Triton Square Monitor Compaq 150 519BC05CC694 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 KR2606788 Triton Square Monitor Digital PCXBV-KA 7C54249700 Triton Square
Monitor Samsung SyncMaster 570s TFT RN15H4UKA03091K Triton Square Monitor Digital PCXBV-KA 7C54248210 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 KR62079397 Triton Square Monitor Digital PCXBV-KA 7C54249788 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 KR62606642 Triton Square Monitor Hewlett Packard Ultra VGA 1280 KR70840586 Triton Square Monitor Compaq P50 711BC11UL713 n/a

Assets

Type Manufacturer / Model Serial No Location

Monitor Digital PCXBV-KA 7C54249780 Euston Road
Monitor Compaq V55 Euston Road
Monitor Compaq 140 545AF19KE381 Euston Road
Monitor Compaq 150 519BC05CC565 Euston Road
Monitor Compaq V55 Euston Road
Monitor Digital PCXBV-KA 7C30541934 Euston Road
Monitor Digital PCXBV-KA 7C54248189 Euston Road
Monitor Hewlett Packard Ultra VGA 1280 KR65084379 Euston Road Monitor Digital PCXBV-KA 98/2/26 Euston Road
Monitor Compaq 150 519BC05CC583 Euston Road
Monitor Compaq 1024 547AA03AU274 Euston Road
Monitor Compaq V55 820BF23AR886 Euston Road
Monitor Compaq 140 709AF19KA947 Euston Road
Monitor Hewlett Packard Ultra VGA 1280 KR65211629 Euston Road Monitor Compaq V55 Euston Road
Monitor Hewlett Packard Ultra VGA 1280 Euston Road
Monitor Digital PCXBV-KA 7C54249784 Euston Road
Monitor Generic (M) 290WLHE02960422 Euston Road
Monitor Tatung TM4401 VPNZ2150246 Euston Road
Monitor Digital PCXBV-KA 7C4510887 Euston Road
Monitor Compaq 150 519BC05CC630 Euston Road
Monitor Compaq 150 CEOFA023 Euston Road
Monitor Hewlett Packard Ultra VGA 1280 98/G/26 Euston Road Monitor Compaq P50 741BC114K647 Euston Road
Monitor Hewlett Packard Ultra VGA 1280 Euston Road
Monitor Hewlett Packard VGA 1024 KR60312147 Euston Road

Assets

Type Manufacturer / Model Serial No Location

Monitor Compaq 150 519BC05CC695 Euston Road
Monitor Compaq P50 711BC114UK769 Euston Road
Monitor Digital PCXBV-KA 7C54248227 Euston Road
Monitor Digital PCXBV-KA 7C44900793 Euston Road
Monitor Generic (M) 8707006007 Euston Road
Monitor Digital PCXBV-KA 7C53945246 Euston Road
Monitor Digital PCXBV-KA 744734453 Euston Road
Monitor Digital VT 420 hk14921322 Euston Road
Monitor Digital PCXBV-KA 7C31560087 Euston Road
Monitor Compaq P50 Triton Square
Monitor Compaq V55 803BF26AN447 Triton Square
Monitor Enact JD176C 705007653 Triton Square
Monitor Compaq V55 802BF26AM3779 Triton Square
Monitor Compaq P50 Triton Square
Monitor Compaq V55 822BF26AJ578 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 KR62711728 Triton Square
Monitor Compaq V55 8605781 Triton Square
Monitor Compaq P50 737BC114UN099 Triton Square
Monitor Compaq V55 752BF23AG160 Triton Square
Monitor Compaq V55 802BF26AK728 Triton Square
Monitor Digital PCXBV-KA 7C54759717 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 KR62711725 Triton Square
Monitor Compaq 150 519BC05CC562 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 KR64756471 Triton Square
Monitor Digital PCXBV-KA 7C54249303 Euston Road

Assets

Type Manufacturer / Model Serial No Location

Monitor Gateway2000 Vivitron 50 Euston Road
Monitor Digital PCXBV-KA 7C44800025 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 KR70338771 Triton Square Monitor Digital PCXBV-KA 7C53945226 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 KR65211626 Triton Square Monitor Compaq 150 519C05CC641 Triton Square
Monitor Hewlett Packard Ultra VGA 1280 KR651984502 Triton Square Monitor Hewlett Packard Ultra VGA 1280 KR64762205 Triton Square Monitor Hewlett Packard Ultra VGA 1280 Triton Square
Monitor Digital PCXBV-KA 7C53945224 Triton Square
Monitor Compaq V55 803BF23AG818 Triton Square
Monitor Compaq V55 Triton Square
Network Hardware Yahama CD Writer
Network Hardware SG7B11P0DS
Network Hardware FB0F099504
Network Hardware FB0F099552
Network Hardware 8009371
Network Hardware 291010031
Network Hardware 8846BWT10372
Network Hardware Compaq Proliant ML350 8020DW441266
Network Hardware 6616HUN10306
Network Hardware 8846BWT10479
Network Hardware Compaq Proliant 1600 79068WR10002
Network Hardware Advance Intelligent TapeBackup GW0069X
Network Hardware Compaq Proliant ML530 8020DD511121

Assets

Type Manufacturer / Model Serial No Location

Network Hardware Compaq Proliant ML350 8020DW441345
Network Hardware 8827BVJ10280
Network Hardware
Network Hardware 8718BMM10016
Network Hardware 8841BWT100372
Network Hardware 8722BJX10277
Network Hardware 8728BNF100277
Network Hardware
Network Hardware
Network Hardware
Network Hardware 8932CSD10103
Network Hardware 90189086
Network Hardware 90188221
Network Hardware
Network Hardware GB00707994
Network Hardware 1.0704E+14
Network Hardware 8606HUN200064
Network Hardware
Network Hardware
Network Hardware
Network Hardware 36347696
Network Hardware D-Link DE-809TP 10/Base 8 Port Hub A108BA0376 Triton Square Ohp Novascope 400 n/a Triton Square
Ohp NOBO 40146 Triton Square
Ohp NOBO n/a Triton Square

TCAssets

Type Manufacturer / Model Serial No Location

Peripheral Device Hewlett Packard CD-Writer Plus 7200 Series HU84701260 Triton Square
Peripheral Device Hayes Accura 336 Message Modem A1085349W095 Triton Square Phone Meridian M2008 NNTM67077835 Triton Square
Phone Meridian M3310 NNTM671E87B3 Triton Square
Phone Meridian M3310 NNTM671E875E Triton Square
Phone Meridian M3310 NNTM670F86C3 Triton Square
Phone Meridian M3310 NNTM671DCE0C Triton Square
Phone Meridian M3310 NNTM67077837 Triton Square
Phone Meridian M2008 NNTM6705C50 Euston Road
Phone Meridian M3310 NNTM6713E4E9 Triton Square
Phone Meridian M3310 NNTM671E4EBF Triton Square
Phone Meridian M3310 NNTM671E8756 Triton Square
Phone Meridian M3310 NNTM671E443B Triton Square
Phone Meridian M3310 NNTM671E87C8 Triton Square
Phone Meridian M3310 NNTM671E874F Triton Square
Phone Meridian M3310 NNTM671E4ED4 Triton Square
Phone Meridian M3310 NNTM671E8750 Triton Square
Phone Meridian M3310 NNTM6715B71C Euston Road
Phone Meridian M2008 NNTM67075C5A Euston Road
Phone Meridian M3310 NNTM671E4ECO Triton Square
Phone Meridian M3310 NNTM671E87CB Triton Square
Phone Meridian M3310 NNTM671E875A Triton Square
Phone Meridian M3310 NNTM671A724C Triton Square
Phone Meridian M2008 NNTM6705C6D Euston Road
Phone Meridian M3310 NNTM671E87AB Triton Square

Assets

Type Manufacturer / Model Serial No Location

Phone Meridian M2008 NNTM67075C5C Euston Road
Phone Meridian M3310 NNTM67179AF Triton Square
Phone Meridian M3310 NNTM671E87A3 Triton Square
Phone Meridian M3310 NNTM6717F9A3 Triton Square
Phone Meridian M3310 NNTM671E8765 Triton Square
Phone Meridian M3310 NNTM671E879E Triton Square
Phone Meridian M3310 NNTM671B8E30 Triton Square
Phone Meridian M3310 NNTM6726132F Triton Square
Phone Meridian M3310 NNTM671E87AC Triton Square
Phone Meridian M3310 NNTM671E4438 Triton Square
Phone Meridian M3310 Triton Square
Phone Meridian M3310 NNTM671E87S2 Triton Square
Phone Meridian M3310 NNTM671E87A0 Triton Square
Phone Meridian M2008 NNTM67077828 Triton Square
Phone Meridian M3310 NNTM671E879B Triton Square
Phone Meridian M3310 NNTM671E87B6 Triton Square
Phone Meridian M3310 NNTM671E8795 Euston Road
Phone Meridian M3310 NNTM671E87A1 Triton Square
Phone Meridian M3310 NNTM671E874C Triton Square
Phone Meridian M3310 NNTM671F9B2 Euston Road
Phone Meridian M2008 NNTM67070C1F Euston Road
Phone Meridian M2008 NNTM67077841 Triton Square
Phone Meridian M3310 NNTM671E874B Triton Square
Phone Meridian M3310 NNTM671EFA4F Triton Square
Phone Meridian M2008 NNTM67075C5E Triton Square

Assets

Type Manufacturer / Model Serial No Location

Phone Meridian M3310 NNTM671E8758 Triton Square
Phone Meridian M3310 NNTM6719269D Triton Square
Phone Meridian M3310 NNTM671E8763 Triton Square
Phone Meridian M2008 NNTM670ADFF8 Euston Road
Phone Meridian M3310 NNTM671E87A9 Triton Square
Phone Meridian M3310 NNTM670ADFDC Triton Square
Phone Meridian M3310 NNTM671E87B2 Triton Square
Phone Meridian M3310 NNTM671E4E8A Triton Square
Phone Meridian M2008 NT2K08EA-03 Triton Square
Phone Meridian M2008 NNTM67075C53 Triton Square
Phone Meridian M2008 NNTM67075655 Triton Square
Phone Meridian M2008 NNTM670C2F73 Triton Square
Phone Meridian M3310 NNTM671E444J Triton Square
Phone Meridian M2008 NT2K16CK03 Triton Square
Phone Meridian M3310 NNTM671E4437 Triton Square
Phone Meridian M3310 NNTM671EBB1 Triton Square
Phone Meridian M3310 NNTM671E87AF Triton Square
Phone Meridian M3310 NNTM671E8796 Triton Square
Phone Meridian M3310 NNTM671E4E64 Triton Square
Phone Meridian M2008 NNTM67075CS9 Triton Square
Phone Meridian M3310 NNTM6717F9B5 Triton Square
Phone Meridian M3310 NNTM670D6128 Triton Square
Phone Meridian M3310 NNTM671A7267 Euston Road
Phone Meridian M2008 NNTM67075C5B Euston Road
Phone Meridian M3310 NNTM671E874E Triton Square

Assets

Type Manufacturer / Model Serial No Location

Phone Meridian M3310 NNTM671E8751 Triton Square
Phone Meridian M2008 NNTM67070C1D Euston Road
Phone Meridian M3310 NNTM671E87AE Triton Square
Phone Meridian M3310 NNTM671E4E80 Triton Square
Phone Meridian M3310 NNTM671E87AS Triton Square
Phone Meridian M3310 Triton Square
Phone Meridian M3310 NNTM671E87C9 Triton Square
Phone Meridian M2008 NNTM6705C69 Euston Road
Phone Meridian M2008 NNTM6707782F Euston Road
Phone Meridian M2008 NNTM671E4E5 Euston Road
Phone Meridian M2008 NNTM67075C61 Euston Road
Phone Meridian M2008 Euston Road
Phone Meridian M2008 NNTM670761A3 Euston Road
Phone Meridian M2008 NNTM67075C68 Euston Road
Phone Meridian M2008 NNTM67075C66 Euston Road
Phone Meridian M2008 NNTM67059922 Euston Road
Phone Meridian M2008 NNTM671A6256 Euston Road
Phone Meridian M2008 NNTM67070C1C Euston Road
Phone Meridian M2008 NNTM67075C6B Euston Road
Phone Meridian M2008 NNTM6702B38F Euston Road
Phone Meridian M2008 NNTM67075C65 Euston Road
Phone Meridian M2008 NNTM6707783F Euston Road
Phone Meridian M2008 7001B7U1 Euston Road
Phone Meridian M3310 NNTM671A724F Triton Square
Phone Meridian M3310 NNTM671E4ED7 Triton Square

Assets

Type Manufacturer / Model Serial No Location

Phone Meridian M3310 NNTM67192698 Triton Square
Phone Meridian M3310 NNTM671E87B0 Triton Square
Phone Meridian M3310 NNTM671E8764 Triton Square
Phone Meridian M3310 NNTM671E87SB Triton Square
Phone Meridian M3310 NNTM671E879A Triton Square
Phone Meridian Switchboard NNTM671E9BB7 Triton Square
Phone Meridian M3310 NNTM671E87A2 Triton Square
Phone Meridian M3310 NNTM671E8797 Triton Square
Phone Meridian M3310 NNTM671E87A6 Triton Square
Phone Meridian M3310 NNTM670DFB00 Triton Square
Phone Meridian M3310 NNTM671A726C Triton Square
Phone Meridian M3310 Triton Square
Phone Meridian M3310 NNTM671249D7 Triton Square
Phone Meridian M3310 NNTM6717F9AC Triton Square
Phone Meridian M3310 NNTM6717F9B9 Triton Square
Phone Meridian M3310 NNTM671E4E7E Triton Square
Phone Meridian M3310 NNTM671E87D7 Triton Square
Phone Meridian M3310 NNTM671E4EAE Triton Square
Phone Meridian M2008 NNTM67061AB Euston Road
Phone Meridian M3310 NNTM671E87CO Triton Square
Phone Meridian M3310 NNTM671E8761 Triton Square
Phone Meridian M2008 NNTM67075C64 Triton Square
Phone Meridian M3310 NNTM670D79S9 Euston Road
Phone Meridian M2008 NNTM670761A1 Euston Road
Phone Meridian M3310 NNTM671E8734 Triton Square

Assets

Type Manufacturer / Model Serial No Location

Phone Meridian M3310 NNTM671E876C Triton Square
Phone Meridian M3310 NNTM671E8799 Triton Square
Phone Meridian M3310 NNTM671E87SD Triton Square
Phone Meridian M3310 NNTM671E443F Triton Square
Phone Meridian M3310 NNTM671E87B7 Triton Square
Phone Meridian M3310 NNTM6717F9B7 Triton Square
Phone Meridian M3310 NNTM671E8767 Triton Square
Phone Meridian M3310 NNTM671E4EDA Triton Square
Phone Meridian M3310 NNTM671F879F Triton Square
Phone Meridian M3310 NNTM671E8790 Triton Square
Portable Computer Toshiba Satellite Pro 300CDS 97173367E
Portable Computer Toshiba Portege 650CT 7612662
Portable Computer Toshiba Portege 650CT 7612667
Portable Computer Twinhead Slimnote 5 E0560776
Portable Computer
Portable Computer AE59P2400T4X6DM64NV
Portable Computer Compaq Armada Triton Square
Portable Computer Compaq Armada Triton Square
Portable Computer Compaq Armada Triton Square
Portable Computer Compaq Armada 7JCCL33P04M Triton Square
Portable Computer Toshiba Satellite Pro 220CS 97171762E Triton Square Portable Computer Toshiba Satellite Pro 300CDS 2538551E Triton Square Portable Computer Toshiba Portege 650CT 7612483 Triton Square
Printer Hewlett Packard Laserjet 4 Plus 98/2/116 Euston Road
Printer Hewlett Packard Laserjet 4 Plus JPX5072957 Triton Square